As filed with the Securities and Exchange Commission on February 24, 1996
                                                     Registration No. 33-31243
                                                             File No. 811-5909
================================================================================



                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   ----------
                                  FORM N-1A
                            REGISTRATION STATEMENT
                                  Under the
                            SECURITIES ACT OF 1933
                                                                           [x]
                         Pre-Effective Amendment No.
                                                                           [ ]
                        Post-Effective Amendment No. 10
                                                                           [x]
                                    and/or
                            REGISTRATION STATEMENT
                                  Under the
                        INVESTMENT COMPANY ACT OF 1940
                                                                           [x]
                               Amendment No. 12
                                                                           [x]
                       (Check appropriate box or boxes)
                                   ----------
                 Phoenix Multi-Sector Fixed Income Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)
                                   ----------


                   101 Munson Street, Greenfield, Massachusetts       01301
                   (Address of Principal Executive Offices)        (Zip Code)

            c/o Phoenix Equity Planning Corporation - Customer Service

                                  (800) 243-1574
                        Registrant's Telephone Number
                                   ----------


                            Philip R. McLoughlin, Esq.
                  Vice Chairman and Chief Executive Officer
                      Phoenix Duff & Phelps Corporation
                              56 Prospect Street
                         Hartford, Connecticut 06115
                   (Name and Address of Agent for Service)
                                   ----------


   It is proposed that this filing will become effective (check appropriate box):
   [ ] immediately upon filing pursuant to paragraph (b)
   [x] on February 28, 1997 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on      pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on      pursuant to paragraph (a)(2) of Rule 485.
   If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                        Declaration Pursuant to Rule 24f-2


Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the notice required by Rule 24f-2 with respect to its fiscal year ended October 31, 1995 on December 28, 1995.

================================================================================

                  PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.

                              Cross Reference Sheet
                             Required by Rule 495
                       Under the Securities Act of 1933

                                      PART A
                      Information Required in Prospectus

 Item Number                                      Prospectus Caption
 -----------------------------------------------   --------------------------------------------------------
1.      Cover Page                                Cover Page
2.      Synopsis                                  Fund Expenses
3.      Condensed Financial Information           Financial Highlights
4.      General Description of Registrant         Cover Page; Introduction; Investment Objective and
                                                  Policies; Additional Information
5.      Management of the Fund                    Management of the Fund
6.      Capital Stock and Other Securities        Dividends, Distributions and Taxes; Net Asset Value; How
                                                  to Buy Shares; Additional Information
7.      Purchase of Securities Being Offered      Net Asset Value; How to Buy Shares; Alternative Sales
                                                  Arrangements; Investor Accounts and Services Available;
                                                  Distribution Plans
8.      Redemption or Repurchase                  How to Redeem Shares
9.      Legal Proceeding                          Not Applicable

                                      PART B
         Information Required in Statement of Additional Information


 Item Number                                      Statement of Additional Information
 -----------------------------------------------   --------------------------------------------------------
10.     Cover Page                                Cover Page
11.     Table of Contents                         Table of Contents
12.     General Information and History           Cover Page; General Information
13.     Investment Objectives and Policies        Investment Objective; Cover Page; Investment
                                                  Restrictions; Investment Policies
14.     Management of the Fund                    Services of the Adviser; Other Information;
                                                  Directors and Officers
15.     Control Persons and Principal Holders     Not Applicable
        of Securities
16.     Investment Advisory and Other Services    Services of the Adviser
17.     Brokerage Allocation                      Portfolio Transactions and Brokerage
18.     Capital Stock and Other Securities        Net Asset Value; How to Buy Shares
19.     Purchase, Redemption and Pricing of       Net Asset Value; How to Buy Shares; Exchange Privileges;
        Securities Being Offered                  How to Redeem Shares
20.     Tax Status                                Dividends, Distributions and Taxes
21.     Underwriter                               The National Distributor
22.     Calculations of Performance Data          Performance Data
23.     Financial Statements                      Financial Statements

                  PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
                                101 Munson Street
                              Greenfield, MA 01301
                                   PROSPECTUS

                                February 28, 1997

  Phoenix Multi-Sector Fixed Income Fund, Inc. (the "Fund") is a diversified, open-end management investment company with an investment objective to maximize current income consistent with the preservation of capital.

  In pursuing its objective, except as limited below, the Fund may invest its assets in each or any combination of these market sectors in any proportion deemed advisable by the Fund's investment adviser. The Fund will not, however, invest more than 35% of its assets, determined at the time of investment in high yield, high risk fixed income securities ("junk bonds").

  This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, Adviser or Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person to whom, it is unlawful to make such an offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated February 28, 1997, which has been filed with the Securities and Exchange Commission (the "Commission") and which is available upon request and at no charge by calling 800-243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.


  Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and involve investment risk, including possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       CUSTOMER SERVICE: (800) 243-1574
                          MARKETING: (800) 243-4361
                  TELEPHONE ORDERS/EXCHANGES: (800) 367-5877
                TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                              TABLE OF CONTENTS

                                                                          Page
                                                                          ----
INTRODUCTION ............................................................   3
FUND EXPENSES ...........................................................   4
FINANCIAL HIGHLIGHTS ....................................................   5
PERFORMANCE INFORMATION .................................................   6
INVESTMENT OBJECTIVE AND POLICIES .......................................   6
INVESTMENT TECHNIQUES AND RELATED RISKS  ................................   9
INVESTMENT RESTRICTIONS .................................................  13
PORTFOLIO TURNOVER ......................................................  13
MANAGEMENT OF THE FUND  .................................................  14
DISTRIBUTION PLANS ......................................................  14
HOW TO BUY SHARES  ......................................................  16
INVESTOR ACCOUNTS AND SERVICES AVAILABLE ................................  20
NET ASSET VALUE .........................................................  23
HOW TO REDEEM SHARES ....................................................  23
DIVIDENDS, DISTRIBUTIONS AND TAXES  .....................................  24
ADDITIONAL INFORMATION  .................................................  25
APPENDIX  ...............................................................  26

                                 INTRODUCTION


  This Prospectus describes the shares offered by and the operations of Phoenix Multi-Sector Fixed Income Fund, Inc. (the "Fund"). The Fund is a diversified, open-end management investment company established as a corporation under the laws of Maryland. The Fund's investment objective is to maximize current income consistent with the preservation of capital. The Fund will seek to achieve its objective by investing in the following sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities; (b) debt securities issued by foreign issuers, including foreign governments and their political subdivisions; (c) securities rated investment grade by a nationally recognized statistical rating organization and (d) high yield, high risk fixed income securities. There can be no assurance that the Fund's investment objective will be achieved.

The Investment Adviser

  National Securities & Research Corporation ("National" or the "Adviser") is the investment adviser of the Fund and its professional staff selects and supervises the investments in the Fund's portfolio. National is a subsidiary of Phoenix Duff & Phelps Corporation and, prior to November 1, 1995, was an indirect subsidiary of Phoenix Home Life Mutual Insurance Company. See "Management of the Fund" for a description of the Investment Advisory Agreement and management fees.



Distributor and Distribution Plans

  Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor") serves as national distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent and as such receives a fee. See "The Financial Agent." Equity Planning also serves as the Fund's transfer agent. See "The Custodian and Transfer Agent."

  The Fund has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to the distribution plan adopted for Class A Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.30% of the Fund's average daily Class A Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class A Shares and for furnishing shareholder services. Although the Class A Shares Plan continues to provide for a 0.30% distribution fee, the Distributor has voluntarily agreed to limit the Rule 12b-1 fee charged to Class A Shares to 0.25% for the fiscal year 1997. Pursuant to the distribution plan adopted for Class B Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 1.00% of the Fund's average daily Class B Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class B Shares and for furnishing shareholder services. See "Distribution Plans."


Purchase of Shares


  The Fund offers two classes of shares which may be purchased at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser may be imposed (i) at the time of purchase (the "Class A Shares"), or (ii) on a contingent deferred basis (the "Class B Shares").

  Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares," "How to Obtain Reduced Sales Charges on Class A Shares" and "Net Asset Value."

  Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank and Trust Company with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."

  Shares of each class represent an identical interest in the investment portfolio of the Fund and generally have the same rights except that Class B Shares bear the cost of higher distribution fees which cause the Class B Shares to have a higher expense ratio and to receive lower dividends than Class A Shares. See "How To Buy Shares."

  Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


Minimum Initial and Subsequent Investments

  The minimum initial investment is $500 ($25 if using the bank draft investing program designated "Investo-Matic"), and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."

Redemption Price


  Class A Shares may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by State Street Bank and Trust Company. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."


Risk Factors


  There can be no assurance that the Fund will achieve its investment objective. In addition, special risks may be presented by the particular types of securities in which the Fund may invest. For example, the Fund may invest up to 35% of its total assets in below investment grade securities. Such securities are sometimes referred to as "junk bonds." Investing in junk bonds involves risks not typically associated with investment in higher-rated securities, including overall greater risk of non-payment of interest and principal and potentially greater sensitivity to general economic conditions and changes in interest rates. In addition, investors should consider risks inherent in foreign debt securities, including foreign exchange rate fluctuations and exchange controls. See "Investment Objective and Policies."



                                FUND EXPENSES


  The following table illustrates fees and expenses a shareholder will incur. The fees and expenses are set forth in the table for the fiscal year ended October 31, 1996.

                                        Class A Shares      Class B Shares
                                        --------------    ------------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on
  Purchases (as a percentage of
   offering price)                           4.75%               None
Maximum Sales Load Imposed on
  Reinvested Dividends                       None                None
Deferred Sales Load (as a
  percentage of original                     None        5% during the first
  purchase price or redemption                           year, decreasing 1%
  proceeds, as applicable)                               annually to 2%
                                                         during the fourth
                                                         and fifth years;
                                                         thereafter decreasing
                                                         to 0% after the fifth
                                                         year
Redemption Fee                               None                None
Exchange Fee                                 None                None
Annual Fund Operating Expenses
  (as a percentage of average net
  assets for the year ended
  October 31, 1996)
Management Fees                              .55%                 .55%
12b-1 Fees (a) (after waiver)                .25%                1.00%
Other Operating Expenses                     .27%                 .27%
                                            -----                -----
  Total Fund Operating Expenses             1.07%                1.82%
                                            =====                =====

  (a) "Rule 12b-1 Fees" represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). While the Distribution Plan for Class A Shares continues to provide for a 0.30% distribution fee, the Distributor has voluntarily agreed to continue to limit the fee to 0.25% for the fiscal year 1997.


                                              Cumulative Expenses
                                              Paid for the Period
Example*                                 1 year  3 years  5 years  10 years
---------------------------------------  ------  -------  -------  --------
An investor would pay the following
  expenses on a hypothetical $1,000
  investment assuming (1) 5% annual
  return and (2) redemption at the
  end of each time period:
    Class A Shares                        $58       $80      $104     $172
    Class B Shares                        $68       $87      $119     $194
An investor would pay the following
  expenses on the same $1,000
  investment assuming (1) 5% annual
  return and (2) no redemption at
  the end of each time period:
    Class A Shares                        $58       $80      $104     $172
    Class B Shares                        $18       $57      $ 99     $194


*The purpose of the above table is to help the investor understand the various costs and expenses that the investor will bear, directly or indirectly. The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. See "Management of the Fund," "Distribution Plans," and "How to Buy Shares."

                             FINANCIAL HIGHLIGHTS


  The following table sets forth certain financial information for each class of shares for the Fund. This financial information has been audited by Price Waterhouse LLP, independent accountants. Their opinion and the Fund's Financial Statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (containing the report of Independent Accountants and additional information relating to Fund performance) are available at no charge upon request by calling (800) 243-4361.



                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)


                                                                     Class A
                                                 ----------------------------------------------
                                                             Year Ended October 31,
                                                 ----------------------------------------------
                                                    1996        1995        1994        1993
                                                 ----------- ----------  ----------  ----------
Net asset value, beginning of period               $12.56      $11.94      $14.13      $13.29
Income from investment operations
 Net investment income                               0.94        0.96        0.76        1.14
 Net realized and unrealized gain (loss)             0.72        0.61       (1.35)       1.08
                                                  ---------   ---------   ---------    ---------
  Total from investment operations                   1.66        1.57       (0.59)       2.22
                                                  ---------   ---------   ---------    ---------
Less distributions
 Dividends from net investment income               (0.95)      (0.95)      (0.77)      (1.19)
 Dividends in excess of net investment income          --          --       (0.05)      (0.02)
 Dividends from net realized gains                     --          --       (0.63)      (0.17)
 Tax return of capital                                 --          --       (0.15)         --
                                                  ---------   ---------   ---------    ---------
  Total distributions                               (0.95)      (0.95)      (1.60)      (1.38)
                                                  ---------   ---------   ---------    ---------
Change in net asset value                            0.71        0.62       (2.19)       0.84
                                                  ---------   ---------   ---------    ---------
Net asset value, end of period                     $13.27      $12.56      $11.94      $14.13
                                                  =========   =========   =========    =========
Total return(1)                                     13.75%      13.83%      (4.57%)     17.55%
Ratios/supplemental data:
Net assets, end of period (thousands)             $169,664    $168,875    $172,966    $176,859
Ratio to average net assets of:
 Operating expenses                                  1.07%       1.10%       1.13%       1.29%
 Net investment income                               7.56%       8.10%       7.05%       8.27%
Portfolio turnover                                    255%        201%        123%        207%


                                                                             From
                                                                           Inception
                                                                          12/18/89 to
                                                     1992        1991      10/31/90
                                                 -----------  ---------  -------------
Net asset value, beginning of period               $12.81      $11.11      $11.91
Income from investment operations
 Net investment income                               1.24        1.22(2)     1.01(2)
 Net realized and unrealized gain (loss)             0.50        1.71        (.78)
                                                  ---------   --------    -----------
  Total from investment operations                   1.74        2.93         .23
                                                  ---------   --------    -----------
Less distributions
 Dividends from net investment income               (1.21)      (1.23)      (1.03)
 Dividends in excess of net investment income          --          --          --
 Dividends from net realized gains                  (0.05)         --          --
 Tax return of capital                                 --          --          --
                                                  ---------   --------    -----------
  Total distributions                               (1.26)      (1.23)      (1.03)
                                                  ---------   --------    -----------
Change in net asset value                            0.48        1.70        0.80
                                                  ---------   --------    -----------
Net asset value, end of period                     $13.29      $12.81      $11.11
                                                  =========   ========    ===========
Total return(1)                                     14.11%      27.56%       1.85%
Ratios/supplemental data:
Net assets, end of period (thousands)             $141,627    $68,139      $8,667
Ratio to average net assets of:
 Operating expenses                               1.48%          1.50%       1.20%
 Net investment income                            9.42%         10.13%       9.59%
Portfolio turnover                                116%            180%          2%

                                                                     Class B
                                                  ----------------------------------------------
                                                             Year Ended October 31,
                                                  ----------------------------------------------
                                                    1996        1995        1994        1993
                                                 ----------- ---------------------- -----------
Net asset value, beginning of period               $12.54      $11.93      $14.10      $13.25
Income from investment operations
 Net investment income                               0.85        0.86        0.68        1.04
 Net realized and unrealized gain (loss)             0.71        0.61       (1.36)       1.08
                                                  ---------   ---------   ---------    ---------
  Total from investment operations                   1.56        1.47       (0.68)       2.12
                                                  ---------   ---------   ---------    ---------
Less distributions
 Dividends from net investment income               (0.85)      (0.86)      (0.67)      (1.08)
 Dividends in excess of net investment income          --          --       (0.05)      (0.02)
 Dividends from net realized gains                     --          --       (0.63)      (0.17)
 Tax return of capital                                 --          --       (0.14)         --
                                                  ---------   ---------   ---------    ---------
  Total distributions                               (0.85)      (0.86)      (1.49)      (1.27)
                                                  ---------   ---------   ---------    ---------
Change in net asset value                            0.71        0.61       (2.17)       0.85
                                                  ---------   ---------   ---------    ---------
Net asset value, end of period                     $13.25      $12.54      $11.93      $14.10
                                                  =========   =========   =========    =========
Total return(1)                                     12.84%      12.96%      (5.21%)     16.78%
Ratios/supplemental data:
Net assets, end of period (thousands)             $142,869    $144,020    $156,629    $193,064
Ratio to average net assets of:
 Operating expenses                                  1.82%       1.85%       1.78%       1.99%
 Net investment income                               6.80%       7.30%       6.46%       7.36%
Portfolio turnover                                    255%        201%        123%        207%

                                                    From
                                                  Inception
                                                  1/3/92 to
                                                  10/31/92
                                                 -----------
Net asset value, beginning of period               $13.02
Income from investment operations
 Net investment income                               0.94
 Net realized and unrealized gain (loss)             0.21
                                                   ---------
  Total from investment operations                   1.15
                                                   ---------
Less distributions
 Dividends from net investment income               (0.92)
 Dividends in excess of net investment income          --
 Dividends from net realized gains                     --
 Tax return of capital                                 --
                                                   ---------
  Total distributions                               (0.92)
                                                   ---------
Change in net asset value                            0.23
                                                   ---------
Net asset value, end of period                     $13.25
                                                   =========
Total return(1)                                      8.81%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)             $82,522
Ratio to average net assets of:
 Operating expenses                                  2.18%(3)
 Net investment income                               8.47%(3)
Portfolio turnover                                    116%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.38, respectively.
(3) Annualized
(4) Not annualized

                           PERFORMANCE INFORMATION


  The Fund may, from time to time, include its yield and total return in advertisements, sales literature or reports to current and prospective shareholders. Both yield and total return figures are computed separately for Class A and Class B Shares in accordance with formulas specified by the Securities and Exchange Commission. Yield and total return are based on historical earnings and are not intended to indicate future performance.


  The yield of the Fund will be computed by dividing the Fund's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve month period to derive the Fund's yield for each class.


  Standardized quotations of average annual total return for Class A and Class B Shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class A or Class B Shares over a period of 1, 5 and 10 years (or the life of the class of shares of the Fund). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares or the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees and certain incrementally lower expenses paid by Class A Shares. The Fund also may quote supplementally a rate of total return over different periods of time or by means of aggregate, average and year-by-year or other types of total return figures. In addition the Fund may from time to time publish material citing historical volatility for shares of the Fund.



  The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's, The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Lehman Brothers Aggregate Bond Index, Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers Fixed Income indexes.



  Advertisements, sales literature and communications may contain information about the Fund or Advisor's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to a changing market and economic conditions. From time to time, the Fund may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


  Performance information for the Fund reflects only the performance of a hypothetical investment in Class A or Class B Shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

  The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.

                      INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to maximize current income consistent with the preservation of capital. The investment objective of the Fund is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. There can be no assurance that the Fund's investment objective will be achieved.

  The Fund will seek to achieve its objective by investing at least 65% of its total assets in the following sectors of the fixed income securities markets:
(a) securities issued or guaranteed
as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"); (b) debt securities issued by foreign issuers, including foreign governments and their political subdivisions ("Foreign Securities"); (c) securities rated at the time of purchase as investment grade ("Investment Grade Securities") by a nationally recognized statistical rating organization ("NRSRO"); and (d) high yield, high risk fixed income securities commonly referred to as "junk bonds". The Fund's assets generally will be invested in each market sector, but the Fund may invest any amount of its assets in any one sector (except for high yield, high risk corporate fixed income securities, in which sector the Fund will not invest more than 35% of its assets determined at the time of investment) and may choose not to invest in a sector in order to achieve its investment objective. The Adviser believes that by following this strategy, the Fund's net asset value is likely to be more stable than that of a fund which invests in only one of these four fixed income sectors. Greater stability would occur because, in general, broad diversification over several market sectors tends to reduce volatility. For certain of the risk considerations involved in an investment in the Fund, see "Investment Techniques and Related Risks."


U.S. Government Securities

  The U.S. Government Securities in which the Fund may invest are (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance and include U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years) and U.S. Treasury bonds (generally maturities of greater than 10 years); and (2) obligations issued or guaranteed by U.S. Government agencies, authorities and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Government National Mortgage Association ("GNMA") Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (which line of credit is equal to the face value of the government obligation), (c) discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or (d) the creditworthiness of the instrumentality. The Fund may invest in U.S. Government Securities denominated in foreign currencies, such as U.S. Treasury obligations and securities issued by GNMA, FNMA, FHLMC and SLMA (each as defined below). An example of such an agency issue in which the Fund invests is PERLS (Principal Exchange Rate Linked Securities), which are bonds whose principal repayment, while paid in U.S. dollars, is linked to the level of the exchange rate between the U.S. dollar and the currency of one or more countries.


  Examples of agencies and instrumentalities that issue U.S. Government Securities in which the Fund will invest are GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), and Student Loan Marketing Association ("SLMA"). GNMA is a wholly owned corporate instrumentality of the United States and is authorized to borrow from the U.S. Treasury without limitation to meet its payment obligations on the mortgage-backed securities which it issues and guarantees. FNMA is a federally chartered but privately owned corporation which guarantees the timely payment of principal of and interest on the certificates it issues; the guarantee is not backed by the U.S. government. FHLMC and SLMA are corporate instrumentalities of the United States which guarantee the timely payment of interest on and the ultimate payment of principal of their certificates; the guarantee is not backed by the U.S. Government. With respect to obligations issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, guarantees as to the timely payment of principal and interest do not extend to the value of the Fund's shares. In addition, the market value of U.S. Government Securities fluctuates as interest rates change.


  These securities may also include collateralized mortgage-backed obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors. Mortgages backing U.S. Government Securities may include, among others, conventional 30-year fixed-rate mortgages, graduated-payment mortgages, 15-year mortgages and adjustable-rate mortgages.

  The Fund may also invest in pass-through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).


  Mortgage pass-through securities, CMOs and REMICs are sometimes referred to as "derivatives," as their value is derived from the performance or value of such underlying instruments. The value of these instruments can fluctuate to a greater degree than other debt securities in response to changes in interest rates and under some circumstances the market for these securities can be less liquid. Mortgage backed securities may also be subject to prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the specific pattern of prepayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of the relevant mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. This reinvestment risk is increased in the case of GNMA securities because principal is repaid monthly rather than in a lump sum at maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of the risk of prepayment.

  The Fund may purchase pass-through securities at a premium or at a discount. The values of pass-through securities in which the Fund may invest will fluctuate with changes in interest rates. The value of such securities varies inversely with interest rates, except that when interest rates decline, the value of pass-through securities may not increase as much as other debt securities because of the prepayment feature. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in the Fund's net asset value.

Foreign Securities


  The Foreign Securities in which the Fund may invest are issued by foreign issuers in developed countries considered creditworthy by the Adviser and in so-called emerging market countries. The Fund will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. Government obligations, are generally guaranteed as to principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not, or will be unable to, meet its obligations. The Fund may also purchase securities of non-governmental issuers considered creditworthy by the Adviser. For a discussion of the risk considerations of investing in foreign securities, see "Investment Techniques and Related Risks." While a portion of the Fund's assets normally will be invested in securities issued abroad and denominated in foreign currencies ("non-U.S. dollar securities"), that amount may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Normally, the Fund invests approximately 10-20% of its assets in non-U.S. dollar securities; however, the Fund does not intend to invest more than 50% of its assets in such securities. The Fund may hold foreign currency for hedging purposes to protect against declines in the U.S. dollar value of foreign securities held by the Fund and against increases in the U.S. dollar value of the foreign securities which the Fund might purchase.


Investment Grade Securities

  Investment Grade Securities of domestic issuers in which the Fund may invest are all types of long- or short-term debt obligations ("Debt Obligations"), such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, asset-backed securities, commercial and residential pass-through securities, collateralized mortgage obligations (including REMICs) issued by private issuers ("private label CMOs"), conditional sales contracts and commercial paper (including obligations secured by such instruments). The Fund may invest in Investment Grade Securities of U.S. issuers denominated in foreign currencies. The Investment Grade Securities that the Fund may purchase consist of securities rated in the top four rating categories by a NRSRO. Securities rated Baa or BBB are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, in the case of such obligations, than is the case for higher grade securities.

High Yield-High Risk Securities


  High Yield-High Risk Securities of domestic issuers in which the Fund may invest are preferred and preference stock and Debt Obligations. The Fund may invest in High Yield-High Risk Securities of domestic issuers which are denominated in foreign currencies. The High Yield-High Risk Securities that the Fund may purchase are securities in the lower rating categories of the NRSROs (BB through CCC and Ba through Caa), and unrated securities. (The fact that certain securities are unrated does not necessarily reflect the level of quality or risk that may be associated with such securities. Some issuers do not seek to have their securities rated.) These lower rated and comparable unrated securities, while selected for their relatively high yield, may be subject to greater fluctuations in market value and greater risks of loss of income and principal than higher rated securities. High yields often reflect the greater risks associated with the securities that offer such yields. Because of these greater risks, High Yield-High Risk Securities often carry lower ratings.

  Economic conditions can sometimes narrow the spreads between yields on lower rated (or comparable unrated) securities and yields on higher rated securities. If these spreads narrow to such a degree that the Adviser believes that the yields available on lower rated or comparable unrated securities do not justify the higher risks associated with those securities, the Fund may invest in higher rated or comparable unrated securities. Investments in high yield, high risk pass-through securities are subject to prepayment and reinvestment risks similar to those described above under "Investment Objective and Policies--U.S. Government Securities."


  High Yield-High Risk Securities may also include increasing rate notes. Increasing rate notes are high yielding, high risk securities with maturities ranging from two to five years, whose interest rates increase under specified conditions. They are issued as temporary financing with the intent of being replaced in six months or less. Accordingly, investments in these securities can result in the Fund having a higher than normal portfolio turnover rate. See "Portfolio Turnover."

  Some High Yield-High Risk Securities are convertible into or exchangeable for equity securities or carry the right--in the form of a warrant or as part of a unit with the security--to acquire equity securities. The Fund would ordinarily purchase these securities for their yield characteristics rather than for the purpose of exercising the associated rights to obtain equity securities. However, if the Fund obtains equity securities, the Fund may hold these equity securities for such period of time as the Adviser deems prudent, provided that the value of such equity securities will not at any time exceed 2% of the Fund's assets.

  The Adviser evaluates the purchase of High Yield-High Risk Securities for the Fund primarily through the exercise of its own investment and credit analysis and on the ratings assigned by NRSROs. The Fund will not invest in High Yield Securities rated lower than CCC/Caa by a NRSRO. Such securities are regarded, on balance, as being of poor standing and predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. Although such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For a more complete description of ratings of high yield securities obligations, see the Appendix.

  As a fundamental policy, the Fund's investments in High Yield-High Risk Securities will be limited to not more than 35% of its assets. This restriction applies at the time of investment and any subsequent change in the percentage due to changes in market value of portfolio securities or other changes in the total assets will not be considered a violation of this restriction. Because of the additional risks associated with investments in these securities, an investor may wish to consider carefully the manner in which the Fund seeks its objective, and the investor's ability to assume these risks, before investing in the Fund.

General Investment Policies

  For temporary defensive purposes part or all of the Fund's assets may be in cash or invested in cash equivalents at the discretion of the Adviser. At times when the Adviser determines that Fund assets should be in cash or invested in cash equivalents for temporary defensive purposes, the Fund will not be investing in accordance with its investment objective. The Adviser will convert Fund assets to cash or invest in cash equivalents for temporary defensive purposes during periods of rising interest rates, unstable pricing and currency exchange or in response to extreme market fluctuations.

  The Fund expects that, under normal market conditions, the maturity of any single portfolio security will not exceed 30 years in the U.S. Government Securities sector, 15 years in the Foreign Securities sector, and 25 years in the Investment Grade Securities and High Yield-High Risk Securities sectors. However, the dollar-weighted average maturity of the securities in such sectors of the Fund's portfolio may vary significantly from time to time, based on such factors as the Adviser's expectations as to future changes in interest or exchange rates, the maturity schedules and possible prepayment of bonds held by the Fund and the characteristics and maturities of securities available in the market for purchase by the Fund at various future times. The adjustment of the Fund's dollar-weighted average maturity through the sale of portfolio holdings and the reinvestment of sale proceeds in securities of different maturities may cause the Fund's portfolio turnover rate to be higher than if the Fund had held its holdings until their maturity. For a discussion of portfolio turnover rate, see "Portfolio Turnover." As a fundamental policy, the Fund may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, the Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of its assets, the Fund will not make additional investments when its borrowings are in excess of 5% of its total assets. If the Fund should determine to expand its ability to borrow beyond this current operating policy, the Prospectus would be amended and shareholders would be notified.


                   INVESTMENT TECHNIQUES AND RELATED RISKS



  In addition to the investment policies described above, the Fund may utilize the following investment practices or techniques.


Zero Coupon, Step Coupon and PIK Bonds

  The Fund may invest up to 15% of its assets, determined at the time of investment, in any combination of zero coupon bonds, step coupon bonds and bonds on which interest is payable in kind ("PIK bonds"), in the aggregate. A zero coupon bond is a bond that does not pay interest currently for its entire life. Step coupon bonds frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates (a "step coupon bond"). In the case of a zero coupon bond, the nonpayment of interest on a current basis may result from the bond's having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of a zero coupon or step coupon bond is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets. See "Risk Factors" for additional information concerning the characteristics of zero coupon bonds, step coupon bonds and PIK bonds. See also "Dividends, Distributions and Taxes."

Options and Other Hedging Activities

  The Fund may write and purchase options, including over-the-counter options, for hedging purposes. The Fund may also engage in foreign currency exchange transactions and in transactions involving interest rate futures contracts and options thereon as a hedge against changes in exchange and interest rates. For more information regarding the Fund's options activities, see the Statement of Additional Information.

Loan Participations

  The Fund may invest up to 5% of its net assets, determined at the time of investment, in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. See the Statement of Additional Information.

Trading of Securities

  The Fund may trade securities from its portfolio which are not subject to options, or which are not held in a segregated account with its custodian, for short-term (less than one year) profits in order to take advantage of differentials in prices and yields or of fluctuations in interest rates, consistent with its investment objective.

Reverse Repurchase Agreements and Dollar Roll Agreements


  The Fund may enter into reverse repurchase agreements and dollar roll agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, the Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Reverse repurchase agreements and dollar roll agreements are considered a form of borrowing. At the time the Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will establish and maintain a segregated account with its Custodian containing any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having a value not less than the repurchase price (including accrued interest). The Fund's ability to enter into reverse repurchase agreements and dollar roll agreements is limited by the requirement to maintain assets in segregated accounts, by requirements relating to the Fund's status as a regulated investment company under the Code, and by the Fund's overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, they may be deemed to be "illiquid" and subject to the Fund's overall limitations on investment in illiquid securities.


  While the use of reverse repurchase agreements and dollar roll agreements creates opportunities for increased income, the use of these agreements may cause losses. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the price at which the Fund is obligated to repurchase. Also, in the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision.

Repurchase Agreements

  The Fund may enter into repurchase agreements with respect to U.S. Government Securities. Repurchase agreements may be entered into only with registered broker-dealers or government securities dealers ("dealers") and depository institutions ("banks") believed by National to present minimum credit risk in accordance with guidelines approved by the Fund's Directors. National will review and monitor the creditworthiness of such dealers and banks. Under such agreements, the dealer or bank agrees, upon entering into the contract, to repurchase a security it sells at a time and price, mutually agreed upon with the purchaser of such security, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking the underlying securities to their market value. With respect to any repurchase agreements with a maturity of greater than one day, such agreements shall be collateralized in an amount at least equal to 102% of the repurchase price. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing rights. The Fund will limit its investments in repurchase agreements to 5% of its net assets.

When-Issued Securities and Delayed Delivery Transactions


  The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place more than seven days in the future or after a period longer than the customary settlement period for the particular security. Customary settlement for newly issued mortgage-backed securities occurs only when the composition of the underlying mortgage pools are set, typically once a month. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security and the liability to pay the purchase price in determining the Fund's net asset value. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. The Fund will establish a segregated account with the Custodian in which it will maintain any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to commitments for when-issued or delayed delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons, in which case the Fund may sell its interest in the securities rather than take delivery, and may reinvest the proceeds in similar or other securities. The Fund may not invest more than 25% of its net assets at the time of investment in securities purchased on a when-issued or delayed delivery basis.


Risk Factors and Special Considerations
High Yield-High Risk Securities


  Under normal conditions, up to 35% of the Fund's assets may be invested in high yield-high risk fixed income securities commonly referred to as "junk bonds." These securities ("High Yield-High Risk Securities") will ordinarily be in the lower rating categories of NRSROs or will be non-rated securities deemed by the Adviser to be substantially equivalent to securities in such lower rating categories. High Yield-High Risk Securities generally involve a greater volatility of price and risk of nonpayment of principal and interest than securities in higher rating categories and yields on these securities fluctuate over time.


  The risk of loss due to default by the issuer is significantly greater for the holders of High Yield-High Risk Securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of High Yield-High Risk Securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.

  Factors adversely impacting the market value of High Yield-High Risk Securities will adversely impact the Fund's net asset value to the extent the Fund's assets are invested in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Because the High Yield-High Risk Securities market is relatively new and its growth paralleled along economic expansion, it is not clear how this market may withstand a prolonged recession or economic downturn.

  The Fund may have difficulty disposing of certain High Yield-High Risk Securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all High Yield-High Risk Securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for High Yield-High Risk Securities does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the Fund's asset value, and on the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or on the Fund's ability to respond to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers of prices for actual sales. While all these considerations are generally relevant to many high yield securities, they may be particularly relevant to securities which represent, for example, the right to receive only the interest payments ("IOs") to be made on a particular security. The yield and value of IOs can be very sensitive to the rate of principal payments on the debt security as well as to various market factors. IOs issued by private issuers are generally considered illiquid. Government-issued IOs backed by fixed-rate mortgages may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of High Yield-High Risk Securities, especially in a thinly-traded market.


  From time to time, proposals have been discussed and new legislation adopted designed to limit the use of certain High Yield-High Risk Securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such laws, or proposals, if enacted into law, could reduce the market for such securities generally, and could negatively affect the financial condition of issuers of High Yield-High Risk Securities and the high yield market in general. For example, under a provision of the Internal Revenue Code ("Code") enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount).


  The market values of High Yield-High Risk Securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Accordingly, these lower rated securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB or Baa, ratings which are considered investment grade, possess some speculative characteristics.

  The Fund has no requirements regarding whether the securities it purchases must be rated. While credit ratings evaluate the safety of principal and interest payments, they do not evaluate market value risk of High Yield-High Risk Securities. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect subsequent events. Accordingly, use of lower rated securities places more importance on the ability of the Adviser than does investing in higher quality fixed income securities. The Adviser will base its investment decisions for the Fund on its own determination of reasonable investment risk and reward. The Adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed-income investments and its evaluation of (i) general economic and financial conditions; (ii) a specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, and (e) fair market value of assets, and (iii) such other considerations as the Adviser may deem appropriate.

Participation on Creditors' Committees

  The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Foreign Securities

  Less public information may be available to the Adviser concerning issuers of foreign securities as compared to equivalent domestic issuers. In certain instances, there may be less government regulation of stock exchanges, brokers and banks in foreign countries than in the United States. In addition, differences exist among U.S. and foreign issuers with respect to growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In investing in bonds denominated in foreign currencies, the Fund will be subject to the risk of currency fluctuations. Foreign currencies may be affected by revaluation, future adverse political and economic developments, and governmental restrictions. The values of foreign investments and the investment income derived from them also may be adversely affected by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed at a later date.


  Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Fund may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


Securities Denominated in Foreign Currencies

  In investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.


  Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Fund's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term.


  Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

Zero Coupon, Step Coupon and PIK Bonds


  The Fund may invest up to 15% of its assets in any combination of zero coupon bonds, step coupon bonds and PIK bonds, in the aggregate. See "Investment Techniques--Zero Coupon, Step Coupon and PIK Bonds." Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon, step coupon and PIK bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do bonds on which regular cash payments of interest are being made that have similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds or interest paid in additional debt obligations on PIK bonds. Because the Fund will not receive on a current basis cash payments in respect of accrued original issue discount on zero coupon bonds, step coupon bonds during the period before interest payments commence or interest paid in additional debt obligations on PIK bonds, the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code. See also "Dividends, Distributions and Taxes."



                           INVESTMENT RESTRICTIONS



  Not more than 25% of the total assets of the Fund will be concentrated in the securities of any one industry. As a diversified investment company, at least 75% of the Fund's total assets must be represented by cash or cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund. The Fund will invest no more than 35% of its assets, determined at the time of purchase, in High Yield-High Risk Securities. See the Statement of Additional Information for a detailed description of all of the Fund's investment restrictions.



                              PORTFOLIO TURNOVER


  A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-up or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate will not be a limiting factor when the Adviser deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate may be higher if the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position. A high turnover rate may involve greater expenses to the Fund and could involve realization of capital gains that would be taxable to the shareholders. Portfolio turnover rates for the fiscal years of the Fund are shown in the section "Financial Highlights."

                            MANAGEMENT OF THE FUND



  The Fund is a mutual fund known as an open-end management investment company. The Directors of the Fund ("Directors") are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on Directors by the 1940 Act and the Maryland General Corporation Law.



The Adviser



  The Fund's investment adviser is National Securities & Research Corporation (the "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115. The Adviser is a subsidiary of Phoenix Duff & Phelps Corporation of Chicago, Illinois. Prior to November 1, 1995, the Adviser was an indirect, wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is a majority shareholder of Phoenix Duff & Phelps Corporation. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06102. Phoenix Duff & Phelps Corporation is a New York Stock Exchange traded company that provides various financial advisory services to institutional investors, corporations and individuals through operating subsidiaries. The Adviser also acts as the investment adviser or manager for Phoenix Income and Growth Fund, Phoenix Multi-Sector Short Term Bond Fund, Phoenix California Tax-Exempt Bonds, Inc., Phoenix Strategic Equity Series Fund: Phoenix Equity Opportunities Fund, and the Phoenix Worldwide Opportunities Fund. The Adviser currently has approximately $1.7 billion in assets under management. The Adviser has acted as an investment adviser for over sixty years.



  As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is payable monthly by the Fund. The monthly fee is computed at an annual rate of .55% on the first $1 billion of the Fund's average daily net assets, .50% on average daily net assets between $1 billion and $2 billion, and .45% on average daily net assets in excess of $2 billion. The ratio of management fees to average net assets for the fiscal year ended October 31, 1996 for Class A and Class B Shares was .55%.



The Portfolio Manager



  Mr. David L. Albrycht is Portfolio Manager of the Fund, and as such, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Albrycht has co-managed the Fund since March 1, 1994, and assumed full management of the Fund on April 10, 1995.



  Mr. Albrycht has been the Portfolio Manager of the Phoenix Diversified Income Portfolio of the Phoenix Multi-Portfolio Fund, since April 1993. Mr. Albrycht has also been the Portfolio Manager of Phoenix Multi-Sector Short Term Bond Fund since August, 1993. Mr. Albrycht is a Managing Director, Fixed Income, of Phoenix Investment Counsel, Inc. and National. He has held various investment management positions with Phoenix Home Life during the past five years.



The Financial Agent



  Equity Planning also acts as financial agent of the Fund and, as such, performs administrative, bookkeeping and pricing functions for the Fund. As compensation for such services, Equity Planning is entitled to a fee, payable monthly and based upon (a) the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates:
  First $100 million .05%
  $100 million to $300 million .04%
  $300 million to $500 million .03%
  Greater than $500 million .015%



(b) a minimum fee of $70,000; and (c) an annual fee of $12,000 together with an additional $12,000 for any additional class of shares created in the future. For its services during the Fund's fiscal year ended October 31, 1996, Equity Planning received $92,536 or 0.03% of average net assets.


The Custodian and Transfer Agent


  The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101 (the "Custodian"). The Fund has authorized the custodian to appoint one or more subcustodians for the assets of the Fund held outside the United States.



  Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $19.25 plus out-of-pocket expenses for each designated shareholder account. The Transfer Agent has and shall engage sub-agents from time to time to perform certain shareholder servicing functions for which such agents shall be paid a fee by Equity Planning.



Brokerage Commissions



  Although the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund. The Adviser may also select an affiliated broker-dealer to execute transactions for the Fund, provided that the commissions, fees or other remuneration paid to such affiliated broker is reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.



                              DISTRIBUTION PLANS



  The offices of Equity Planning, the National Distributor of the shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a director and President of the Fund and a director and officer of Equity Planning. David R. Pepin, a director and officer of Equity Planning, is an officer of the

Fund. Michael E. Haylon, a director of Equity Planning, is an officer of the Fund. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen III, William R. Moyer, Leonard J. Saltiel, and Thomas N. Steenburg are officers of the Fund and officers of Equity Planning.



  Equity Planning and the Fund have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Fund has granted Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Directors will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Fund.



  The sale of Fund shares through a bank or a securities broker affiliated with a bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.



  The Directors have adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with the sale and promotion of Fund shares and the furnishing of shareholder services. Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.30% annually of the average daily net assets of the Fund's Class A Shares. However, the Distributor has voluntarily agreed to limit the maximum amount of reimbursement under the Class A Plan for fiscal year 1997 to 0.25% annually of the average daily net assets of the Fund's Class A Shares. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expenses of the Distributor up to 1.00% annually of the average daily net assets of the Fund's Class B Shares.



  Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and finance charges related to the payment of commissions for sales of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the costs of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Directors determine are reasonably calculated to result in the sale of shares of the Fund; provided, however, that a portion of such fee, equal to or less than 0.25% annually of the average daily net assets of the Fund shares, may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.



  In order to receive payments under the Plans, participants must meet such qualifications as are to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmissions of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.


  Under the Class A Plan, reimbursement or payment of expenses may not be made unless such payments or reimbursement occurs prior to the earliest of (a) the last day of the one year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one year period commencing on the last day of the calendar quarter during which payment was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods.


  For the fiscal year ended October 31, 1996, the Fund paid $417,446 under the Class A Plan and $1,414,739 under the Class B Plan. The fees were used to compensate unaffiliated broker-dealers for servicing shareholder's accounts, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. On a quarterly basis, the Fund's Directors review a report on expenditures under each Plan and the purposes for which expenditures were made. The Directors conduct an additional more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Directors and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Directors"). Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments must be approved by a majority of the Plan Directors by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of the Directors who are not "interested persons". Each Plan may be terminated at any time by vote of a majority of the Plan Directors or a majority of the applicable class of outstanding shares of the Fund.


  The Directors have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders. The Class A Plan and the Class B Plan were approved by shareholders of the Fund at a special meeting of shareholders held on May 7, 1993.


  The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Directors to suspend distribution fees or amend either or both Plans.



                              HOW TO BUY SHARES



  The minimum initial investment is $500 and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange privilege. (See the Statement of Additional Information.) A completed application for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301,
Boston, MA 02266-8301.


  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights, and is identical to the other in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution services fee and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution services fee is paid, and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends payable on Class B Shares will be reduced by the amount of the higher distribution services fee and incremental expenses associated with such distribution services fee; likewise, the net asset value of the Class B Shares will be reduced by such amount to the extent the Fund has undistributed net income.

  Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Share certificates representing any number of full shares will be issued only on request, and subject to certain conditions. A fee may be incurred by the shareholder for a lost or stolen share certificate. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares.


  The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares. Shares of the Fund may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Phoenix Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund. On Class B share exchanges, the contingent deferred sales charge schedule of the original shares purchased is not taken and continues to apply.


Alternative Sales Arrangements


  The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will be more beneficial to the investor who qualifies for certain reduced initial sales charges. For this reason, the Distributor intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans may be limited to a total value of $1,000,000.



  Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant. The Distributor reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.


  Class A Shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

Initial Sales Charge Alternative--Class A Shares


  The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by State Street Bank & Trust Company prior to its close of business.



  The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.


  Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank and Trust Company plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more as shown below.

                         Sales Charge        Sales Charge     Dealer Discount
     Amount of          as Percentage       as Percentage      or Agency Fee
    Transaction          of Offering          of Amount       as Percentage of
  at Offering Price          Price            Invested        Offering Price*
-------------------     -------------       -------------     ----------------
Less than $50,000           4.75%               4.99%               4.25%
$50,000 but under
  $100,000                  4.50%               4.71%               4.00%
$100,000 but under
  $250,000                  3.50%               3.63%               3.00%
$250,000 but under
  $500,000                  3.00%               3.09%               2.75%
$500,000 but under
  $1,000,000                2.00%               2.04%               1.75%
$1,000,000 or more          None                None                None**


* Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers or dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with the sale of shares of Phoenix Funds (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and related third party marketers.



** In connection with Class A Share purchases (or subsequent purchases in any amount) by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees. Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.



  In connection with Class A Share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above Equity Planning may pay broker-dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

         Purchase Amount            Payment to Broker-Dealer
     ------------------------       ------------------------
     $1,000,000 to $3,000,000                  1%
     $3,000,001 to $6,000,000              0.50 of 1%
     $6,000,001 or more                    0.25 of 1%

  If part or all of such investment including investments by qualified employee benefit plans is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor any such amounts paid with respect to the investment.

How To Obtain Reduced Sales Charges--Class A Shares

  Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Qualified Purchasers No sales charge will be imposed on sales of shares to
(1) any Phoenix Fund trustee, director or officer; (2) any director or officer, or to any full-time employee or sales representative (who has acted as such for at least 90 days) of the Adviser or of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from the Adviser, Equity Planning and/or a corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in a U.S. service academy; (14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity if in the aggregate such accounts held by such entity equal or exceed $1,000,000; or (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund.



  In addition, Class A shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and
(2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases;
(3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).



  Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Distributor's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.


  Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Phoenix Fund, (including Class B Shares and excluding Money Market Fund Series Class A Shares) if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

  Letter of Intent. Class A Shares or shares of any other Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares) may be purchased by a

"single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the Class A Shares of the Fund or Class A or Class B Shares of any other Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.


  An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment is held in escrow in the form of shares (valued at the purchase price thereof) registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by Equity Planning or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.


  Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient information as to account registrations and account numbers to permit verification that one or more of his purchases qualifies for a reduced sales charge.

  Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization to the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Deferred Sales Charge Alternative--Class B Shares

  Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are sold without an initial sales charge but are subject to a sales charge if redeemed within five years of purchase.


  Proceeds from the contingent deferred sales charge are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to selected dealers and agents for selling Class B Shares. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.


  Contingent Deferred Sales Charge. Class B Shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


  The Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. The Distributor will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 4% commission plus interest and related marketing expenses.


  The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.


                                            Contingent Deferred
                                              Sales Charge as
                                              a Percentage of
                                               Dollar Amount
      Year Since Purchase                    Subject to Charge
      -------------------                   -------------------
      First                                         5%
      Second                                        4%
      Third                                         3%
      Fourth                                        2%
      Fifth                                         2%
      Sixth                                         0%


  In determining whether a contingent deferred sales charge is applicable to a redemption, it will be assumed that any Class

A Shares are being redeemed first. Class B Shares held for over 5 years and shares acquired pursuant to reinvestment of dividends or distributions are redeemed next. Any Class B Shares held longest during the five-year period, are redeemed next unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.



  To provide an example, assume in 1990, an investor purchased 100 Class B Shares. In 1993, the investor purchased another 100 Class B Shares at $12 per share. In 1995, the investor purchased 100 Class A Shares. Assume that in 1996, the investor owns 225 Class B Shares (15 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1990 and 10 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1993) as well as 100 Class A Shares. If the investor wished to then redeem 300 shares and had not specified a preference in redeeming shares: first, 100 Class A Shares would be redeemed without charge. Second, 115 Class B Shares purchased in 1990 (including 15 shares issued as a result of dividend reinvestment and distributions) would be redeemed next without charge. Finally, 85 Class B Shares purchased in 1993 would be redeemed resulting in a deferred sales charge of $27 [75 shares (85 shares minus 10 shares resulting from dividend reinvestment) x $12 (original price or current NAV if less than original) x 3% (applicable rate in the third year after purchase)].



  The contingent deferred sales charge is waived on redemptions of shares (a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 70-1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among Class B Shares of the Fund and Class B Shares of other Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualifying plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.



  Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each class after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution-related expenses from the burden of such distribution-related expenses.



  For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.



  The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") to the effect: (i) that the conversion of shares does not constitute a taxable event under federal income tax law; and
(ii) the assessment of the higher distribution fees and transfer agency costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is not available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending eight (8) years after the end of the month in which affected Class B Shares were purchased. If the Fund were unable to obtain such assurances with respect to the assessment of distribution fees and transfer agent costs relative to the Class B Shares it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.



                   INVESTOR ACCOUNTS AND SERVICES AVAILABLE

  An account will be opened for the investor after the investor makes an initial investment. Shares purchased will be held in the shareholder's account by the Transfer Agent which will forward a statement each time there is a change in the number of shares in the account. At any time, a shareholder may request that a certificate be issued, subject to certain conditions, representing any number of full shares held in his or her account.

  The Fund mails periodic reports to its shareholders. In order to reduce the volume of mail, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports.

  Shareholder inquiries should be directed to the Fund at (800) 243-1574.

Bank Draft Investing Program (Investo-Matic Plan)


  By completing the Investo-Matic Section of the New Account Application, a shareholder may authorize the bank named in the form to draw $25 or more from his personal checking account to be used to purchase additional shares for his account. The amount the shareholder designates will be made available, in form payable to the order of the Transfer Agent by the bank on the date the bank draws on his account and will be used to purchase shares at the applicable offering price. The shareholder or his or her registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless the shareholder has notified the Fund or Transfer Agent that his or her registered representative shall not have this authority.


Distribution Option


  The Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at the option of the shareholder, in cash. By exercising the distribution option, a shareholder may elect to: (1) receive both dividends and capital gain distributions in additional shares or (2) receive dividends in cash and capital gain distributions in additional shares or (3) receive both dividends and capital gain distributions in cash. If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased for the shareholder's account at the then current net asset value. Shareholders who maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. Shareholders should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Dividends and capital gain distributions received in shares are taxable to the shareholder and credited to the shareholder's account in full and fractional shares computed at the closing net asset value on the next business day after the record date. A distribution option may be changed at any time by notifying Customer Service by telephone at (800) 243-1574 or by sending a letter signed by the registered owner(s) of the account. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, he/she will receive cash for the dividend or distribution regardless of the distribution option selected.


Systematic Withdrawal Program


  The Systematic Withdrawal Program allows shareholders to periodically redeem a portion of their account on a predetermined monthly or quarterly, semiannual or annual basis. A sufficient number of full and fractional shares shall therefore be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The
Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to the shareholder's bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply. See "Redemption of Small Accounts."



  Class A shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then-current net asset value per share and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.



  To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Fund worth $5,000 or more and elect to have all dividends reinvested in additional Class B Shares of the Fund. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges.



  Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program shall be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


Tax Sheltered Retirement Plans

  Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover

IRA, SEP-IRA, Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4361 for further information about the plans.


Exchange Privileges


  Shareholders may exchange Class A or Class B Shares held in book entry form for shares of the same class of other Phoenix Funds provided that the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are of the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares;
(4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by State Street Bank and Trust Company.


  Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual, or annual basis or may cancel the privilege ("Systematic Exchange").

  Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.

  Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.

  Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without a sales charge. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.

  The exchange of shares from one fund to another is treated as a sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" for information concerning the Federal income tax treatment of the disposition of shares.


  Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order for any dealer, shareholder or person whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain dealers and investment advisors permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.


  Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the current prospectus of the fund into which the exchange is to be made before any exchange requests are made.

Telephone Exchanges


  Telephone Exchange privileges are only available in states where the shares to be acquired may be legally sold (see the Statement of Additional Information). Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling (800) 243-1574 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative.


  The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing with the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event an exchange may be effected by following the procedure outlined for tendering shares represented by certificate(s).

  If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Fund's transfer agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

  Purchase and withdrawal plans and reinvestment and exchange privileges are described more fully in the Statement of Additional Information. For further information, call Equity Planning at (800) 243-1574.


                               NET ASSET VALUE



  The net asset value per share of the Fund is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.



  Foreign and domestic fixed income securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Directors when such prices are believed to reflect the fair value of such securities. Short term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Directors have determined approximates market. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. The Fund's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Directors or their delegates. For further information about security valuations, see the Statement of Additional Information.



                             HOW TO REDEEM SHARES


  Shareholders have the right to have the Fund buy back shares at the net asset value next determined after receipt of a redemption request and any other required documentation in proper form by Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301 (see "Net Asset Value"). In the case of Class B Share redemptions, investors will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares", above). To redeem, any outstanding share certificates in proper form for transfer must be received by Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8801. To be in proper form to redeem shares, the signature of the shareholder(s) on the certificate or stock power must be signed exactly as registered, including any fiduciary title, on a written instruction letter, certificate, or accompanying stock power, such signatures being guaranteed by an eligible guarantor institution as determined in accordance with standards and procedures established by the Transfer Agent (please contact the Fund at (800) 243-1574 with any questions regarding eligible guarantors).



  If no certificate has been issued, the Transfer Agent requires a written request with signature guarantee. The Transfer Agent may waive the signature guarantee requirement if the shares are registered in the names of individuals singly, jointly, or as custodian under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, the proceeds do not exceed $50,000, and the proceeds are payable to the registered owner(s) at the address of record. Such requests must be signed by each person in whose name the account is registered. In addition, a shareholder may sell shares back to the Fund through securities dealers who may charge customary commissions for their services. The redemption price in such case will be the price as of the close of the regular trading session of the Exchange on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Transfer Agent prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to a service charge by such dealers. Payment for shares redeemed is made within seven days; provided, however, that redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by the investor's bank, which may take up to 15 days after receipt of the check.


  Additional documentation may be required for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Fund at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.

Telephone Redemptions


  Unless a shareholder elects in writing not to participate in the Telephone Redemption privilege, shares for which certificates have not been issued may be redeemed by telephoning (800) 243-1574 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative.


  The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time upon 60 days notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be suspended temporarily and a shareholder should submit a written redemption request, as described above.


  If the amount of the redemption is over $500, the proceeds will be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.


  Telephone redemption orders received and accepted by the Transfer Agent, on any day when the Transfer Agent is open for business will be entered at the next determined net asset value. However telephone redemption orders received and accepted by the Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans.


Reinvestment Privilege


  Shareholders have a one time privilege of using redemption proceeds to purchase Class A Shares of any Phoenix Fund with no sales charge (at the net asset value next determined after the request for reinvestment is made). For Federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request for reinvestment must be received by the Transfer Agent within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use this reinvestment privilege.


Redemption of Small Accounts


  Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.



                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code and to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryovers. If the Fund so qualifies, it generally will not be subject to Federal income tax on the income it distributes.

  Income dividends will be declared daily and paid monthly. Capital gain distributions, if any, will be paid at least annually. An additional capital gain distribution may be paid after the end of the Fund's fiscal year.

  The Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain annual distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Fund to make distributions more frequently than described in the previous paragraph.

  Unless a shareholder elects to receive distributions in cash, dividends will be paid in additional shares of the Fund credited at the next asset value per share on the ex-dividend date. Dividends and distributions, whether received in cash or in additional shares of the Fund, generally are subject to Federal income tax and may be subject to state, local and other taxes. Shareholders will be notified annually about the amount and character of distributions made to them by the Fund.


  Capital gains, if any, distributed to shareholders and designated by the Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain distributions regardless of the length of time shares of the Fund have been held by the shareholder. Distributions of short-term capital gains and net investment income, if any, are taxable to shareholders as ordinary income.


  Dividends and distributions generally will be taxable to shareholders in the taxable year of the shareholder in which they are received. However, dividends and distributions declared by the Fund in October, November or December of any calendar year, with a record date in such a month, and paid during the following January will be treated as if they were paid by the Fund and received by shareholders on December 31 of the calendar year in which they were declared.

  A redemption or other disposition (including an exchange) of shares of the Fund generally will result in the recognition of a taxable gain or loss, which will be a long- or short-term capital gain or loss (assuming the shares were a capital asset in the hands of the shareholder), depending upon the shareholder's holding period for his or her shares. A capital loss realized on a disposition of Fund shares held six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. In addition, if shares of the Fund are disposed of at a loss and are replaced (either through purchases or through reinvestment of dividends) within a period commencing thirty days before and ending thirty days after the disposition of such shares, the realized loss will be disallowed and appropriate adjustments to the tax basis of the new shares will be made. In addition, special rules may apply to determine the amount of gain or loss realized on an exchange.

  Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

  The Fund may recognize interest attributable to it from holding zero coupon securities. Current federal law requires that for most zero coupon securities, a holder (such as the Fund) must accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As a regulated investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales.

  Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes. Foreign shareholders may be subject to U.S. Federal income tax rules that differ from those described above. For more information regarding distributions and taxes, see "Dividends, Distributions and Taxes" in the Statement of Additional Information.

Important Notice Regarding Taxpayer IRS Certification


  Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds, for any account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.



  The Fund sends to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing Federal income tax returns. Investors are urged to consult their attorney or tax advisor regarding specific questions as to Federal, foreign, state or local taxes.



                             ADDITIONAL INFORMATION

Organization of the Fund


  The Fund was organized as a corporation under the laws of the State of Maryland on September 20, 1989. On December 23, 1993 shareholders approved a change in the name of the Fund, effective January 1, 1994, to reflect the Fund's affiliation with Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), which resulted from the transfer of ownership of the Fund's Adviser to Phoenix Home Life on May 14, 1993. Prior to January 1, 1994, the Fund's name was "National Multi-Sector Fixed Income Fund, Inc."


  The Articles of Incorporation, as amended, provide for the issuance of up to 500,000,000 Shares. The Fund's Shares are divided equally between two classes, each consisting of 250,000,000 Shares. The Fund issues Class A and Class B Common Stock. The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, exchange or similar rights, and will be freely transferable. There is no requirement or intention to hold annual meetings of shareholders. Accordingly, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a meeting for the election of Directors. Shareholders may, in accordance with the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of a Director or Directors. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate at least 10% of the Fund's outstanding shares. The Directors will provide appropriate assistance to shareholders, in compliance with the provisions of the 1940 Act, if such a request for a meeting is received. Except as set forth above, the Directors will continue to hold office and appoint successor Directors. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."

Registration Statement


  This Prospectus does not contain all the information included in the Fund's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C. upon payment of the prescribed fee.

                                    APPENDIX


                       Description of Certain Bond Ratings


Moody's Investor's Service, Inc.

  Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Standard & Poor's Corporation

  BB, B, CCC--Bonds rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. Ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirement.

  B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

  CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


  CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C--Bonds are in imminent default in payment of interest or principal.

BACKUP WITHHOLDING INFORMATION


Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

                              Give Social Security Number or
Account Type                  Tax Identification Number of:

Individual                    Individual
Joint (or Joint Tenant)       Owner who will be paying tax
Uniform Gifts to Minors       Minor
Legal Guardian                Ward, Minor or Incompetent
Sole Proprietor               Owner of Business (also provide owner's name)
Trust, Estate, Pension Plan
  Trust                       Trust, Estate, Pension Plan Trust (not personal
                              TIN of fiduciary)
Corporation, Partnership,
  Other Organization          Corporation, Partnership, Other Organization
Broker/Nominee                Broker/Nominee

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
        (bullet) A corporation
        (bullet) Financial institution
        (bullet) Section 501(a) exempt organization (IRA, Corporate
                 Retirement Plan, 403(b), Keogh)
        (bullet) United States or any agency or instrumentality thereof (bullet) A State, the District of Columbia, a possession of the
                 United States, or any subdivision or instrumentality thereof (bullet) International organization or any agency or instrumentality thereof
        (bullet) Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
        (bullet) Real estate investment trust
        (bullet) Common trust fund operated by a bank under section 584(a) (bullet) An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
        (bullet) Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

This Prospectus sets forth concisely the information about the Phoenix Multi-Sector Fixed Income Fund, Inc. (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.


The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated February 28, 1997. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200.



Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended October 31, 1996 and is incorporated into the Statement of Additional Information by reference.


(recycle logo) Printed on recycled paper using soybean ink


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


                 PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.

                              101 Munson Street
                       Greenfield, Massachusetts 01301


                     Statement of Additional Information
                              February 28, 1997



  This Statement of Additional Information is not the Prospectus but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Sector Fixed Income Fund, Inc. (the "Fund"), dated February 28, 1997 and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.



                              TABLE OF CONTENTS

                                                                          PAGE
THE FUND (3) ...........................................................    1
INVESTMENT OBJECTIVE AND POLICIES (6)  .................................    1
INVESTMENT RESTRICTIONS (13)  ..........................................    1
INVESTMENT TECHNIQUES (9)  .............................................    2
PERFORMANCE INFORMATION (6) ............................................    7
PORTFOLIO TRANSACTIONS AND BROKERAGE (14) ..............................    7
SERVICES OF THE ADVISER (14)  ..........................................    8
NET ASSET VALUE (23) ...................................................    9
HOW TO BUY SHARES (16)  ................................................   10
EXCHANGE PRIVILEGES (22) ...............................................   11
INVEST-BY-PHONE ........................................................   11
TAX SHELTERED RETIREMENT PLANS (21) ....................................   12
REDEMPTION OF SHARES (23)  .............................................   12
DIVIDENDS, DISTRIBUTIONS AND TAXES (24)  ...............................   12
THE DISTRIBUTOR (14) ...................................................   15
PLANS OF DISTRIBUTION (14) .............................................   15
DIRECTORS AND OFFICERS  ................................................   16
OTHER INFORMATION  .....................................................   23


      Numbers appearing in parentheses correspond to related disclosure in the Fund's Prospectus.

                       Customer Service: (800) 243-1574
                          Marketing: (800) 243-4361
                  Telephone Orders/Exchanges: (800) 367-5877
                             TTY: (800) 243-1926

PDP 695B (2/97)

                                   THE FUND

  Phoenix Multi-Sector Fixed Income Fund, Inc. is a diversified open-end, management investment company which was organized as a corporation under Maryland law on September 20, 1989. On December 23, 1993, shareholders of the Fund approved a change in the name of the Fund, effective January 1, 1994, to reflect the Fund's affiliation with Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), which resulted from the transfer of ownership of the Fund's investment adviser to Phoenix Home Life on May 14, 1993. Prior to January 1, 1994, the Fund's name was "National Multi-Sector Fixed Income Fund, Inc."

                      INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to maximize current income consistent with the preservation of capital. The Fund will seek to achieve its objective by investing in U.S. Government Securities, Foreign Securities, Investment Grade Securities and High Yield-High Risk Securities (as such terms are defined in the Prospectus). There is no assurance that the Fund will achieve its investment objective.

                           INVESTMENT RESTRICTIONS

Fundamental Policies

  The following investment restrictions are fundamental policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (i.e., the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (b) more than 50% of the outstanding shares.)

  The Fund may not:

  1. Underwrite the sale of securities of other issuers.

  2. Deal in real estate, but it may purchase marketable securities of companies which deal in real estate investment trusts.

  3. Deal in commodities or commodity contracts, except that the Fund may, subject to the limitations and conditions set forth herein, enter into interest rate futures contracts and foreign currency futures contracts on domestic and foreign exchanges, purchase and write put and call options on interest rate futures contracts and foreign currency and write covered call options.

  4. Make loans to other persons but may, however, lend portfolio securities (up to 33% of net assets at the time the loan is made) to brokers or dealers or other financial institutions not affiliated with the Fund or the Adviser subject to conditions established by the Adviser (See "Lending Portfolio Securities").

  5. Enter into repurchase agreements and purchase or hold participations in loans in excess of 5% of net assets, respectively.

  6. Borrow money, issue senior securities as defined in the Investment Company Act of 1940, or pledge, mortgage or hypothecate its assets, except that it may (i) borrow from banks, enter into reverse repurchase agreements or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after such borrowing there is asset coverage of 300%; and (ii) enter into transactions in options, futures, and options on futures as described in the Fund's Prospectus and Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of the Fund's assets).

  7. Purchase on margin, except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be a purchase of securities on margin.

  8. Sell short, except that the Fund may enter into short sales against the box.

  9. The Fund will not invest more than 25% of its assets in any one industry or group of industries.

  10. As a diversified investment company, at least 75% of the Fund's total assets must be represented by cash or cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund.

  11. The Fund cannot make an investment for the purpose of exercising control or management, nor may it invest in real estate limited partnerships, or invest in oil, gas or other mineral leases.

  12. The Fund will invest no more than 35% of its assets, determined at the time of purchase, in High Yield-High Risk Securities.

Non-Fundamental Policies

  The following restrictions of the Fund are not fundamental policies and may be changed by the Board of Directors of the Fund without shareholder approval:

  1. The Fund will not invest more than 15% of its net assets in illiquid securities. See "Other Policies--Illiquid Securities."



  2. The Fund may invest no more than 15% of its assets in any combination of zero coupon bonds, step coupon bonds and payment-in-kind ("PIK") bonds.



  3. The Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of its assets, the Fund will not make additional investments when its borrowings are in excess of 5% of its total assets.



                            INVESTMENT TECHNIQUES



  The Fund may utilize the following practices or techniques in pursuing its investment objectives.



Options and Other Hedging Activities

  The Fund may write and purchase options, including over-the-counter options, for hedging purposes. The Fund may also engage in the writing of covered call option contracts on securities owned at such times and from time to time as the Adviser shall determine to be appropriate and consistent with the investment objectives of the Fund. Such options must be listed on an organized national securities exchange. The aggregate value of the securities underlying the calls will be limited to not more than 25% of the net assets of the Fund.

  A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund will write only call option contracts and will receive a premium from the writing of such contracts, and it is believed that total return to the Fund can be increased through such premiums consistent with the Fund's investment objective.

  The Fund may also write covered call options on securities indexes. Through the writing of call index options the Fund can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indexes are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of such index call options would be subject to the present limitation of covered call option writing.

  The Fund may purchase options to close out a position, i.e., a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on a particular security. When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Fund may wish to purchase a call option to hedge its portfolio against an anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices. No more than 5% of the assets of the Fund may be invested in the purchase of put and call options, including index options.


  The Fund may also engage in foreign currency exchange transactions and in transactions involving interest rate futures contracts and options thereon as a hedge against changes in exchange and interest rates. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The Adviser believes it is possible to reduce the effects of interest and exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.

  The costs of, and possible losses incurred from, the foregoing activities may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from options transactions and from its hedging activities would be expected to offset anticipated losses or a portion thereof, and will be treated as long term or short term capital gains. See "Dividends, Distributions and Taxes."

  The Fund will not engage in the foregoing activities for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio, or sectors thereof, or that it intends to acquire.

Futures Contracts, Options on Futures Contracts and Forward Contracts

  The Fund may enter into futures contracts to purchase and sell the security or foreign currency underlying the contracts and is permitted to purchase put and call options on the contracts. The Fund will engage in these transactions solely for the purpose of hedging against the effects of changes in the value of its portfolio securities or those it intends to purchase due to anticipated changes in interest rates and currency values, and not for purposes of speculation. In order for the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), it must, among other things, derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may have to limit its ability to trade in futures contracts and related options in order to comply with this test.

  The Fund may enter into both interest rate futures contracts and foreign currency futures contracts on domestic and foreign exchanges. Entering into a futures contract to sell a debt security or foreign currency, which may be referred to as entering into a "short" futures position, creates an obligation by the seller to deliver a specified amount of the underlying security or foreign currency at a specified future time and at an agreed upon price. Entering into a futures contract to purchase a debt security or foreign currency, which may be referred to as entering into a "long" futures position, creates an obligation by the purchaser to take delivery of a specified amount of the underlying security or foreign currency at a specified future time and at a stated price. The specified instruments delivered or taken at the delivery date are determined in accordance with the rules of the exchange on which the futures contract is effected. Although the terms of futures contracts specify actual delivery or receipt of the underlying commodity, futures contracts generally are closed out before the delivery date without making delivery or receiving the underlying instruments. Instead, the futures position is terminated by entering into an opposite position in the same commodity on the same (or a linked) exchange.

  Upon entering into a futures contract, the Fund will be required to deposit with a broker an amount of cash or cash equivalent equal to approximately 1% to 5% of the contract price, which amount is subject to change by the exchange on which the contract is traded or by the brokers. This amount, which is known as "initial margin," does not involve the borrowing of funds to finance the transactions; rather, it is in the nature of a performance bond or good faith deposit on the contract that will be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the instrument underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." Upon the liquidation of a futures position, final determinations of variation margin are then made, any additional cash is paid by the Fund or released to it and a loss or gain is realized.

  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified debt security at a stated date, time, place and price. Among the debt securities on which interest rate futures contracts currently are based are futures contracts for the purchase or sale of U.S. Government Securities, including long-term Treasury Bonds, Treasury Notes, three-month Treasury Bills and Government National Mortgage Association modified pass-through mortgage-backed securities ("GNMA pass-through securities") and 90-day commercial paper. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade ("CBT") and the International Monetary Market of the Chicago Mercantile Exchange ("CME"). Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange ("LIFFE") and the Singapore International Monetary Exchange ("SIMEX").

  The Fund may enter into interest rate futures contracts to protect against fluctuations in interest rates affecting the value of debt securities that the Fund either holds or intends to acquire. If interest rates are expected to increase, the Fund may enter into short interest rate futures contracts on debt securities that correlate historically with the value of the portfolio securities of the Fund to hedge against a decline in the value of these securities. In the event that interest rates increase as anticipated, the value of the interest rate futures contracts would increase at a similar rate thus mitigating any decline in the value of the Fund's portfolio securities and resulting in a higher net asset value than would have occurred without the sale of the futures contracts. Although the Fund could accomplish a similar result by selling certain of its debt securities, the liquidity of the futures market permits it to maintain a defensive position without selling its portfolio securities.


  When the Fund anticipates that interest rates may decline, it may purchase interest rate futures contracts to hedge against a rise in the price of debt securities it intends to purchase. The value of certain futures contracts may fluctuate at approximately the same rate as the value of the debt securities the Fund intends to purchase, thus permitting the Fund to benefit from the appreciating cost of the debt securities without actually buying them until the market has stabilized. The Fund may liquidate the futures contract by offset and buy the securities in the cash market. When the Fund enters into futures contracts to hedge against the increasing cost of debt securities it might purchase in the future, it will maintain any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, in a segregated asset account with its custodian sufficient to cover the obligations of the Fund with respect to the futures contracts.


  A foreign currency futures contract provides for the future sale and purchase by the respective parties of a certain amount of a specified foreign currency at a stated date, time, place and price. At present, foreign currency futures contracts are based on

British pounds, German deutsche marks, Canadian dollars, Japanese yen, French francs, Swiss francs, and European Currency Units (ECUs). Foreign currency futures contracts currently are traded on CME, MidAmerica Commodity Exchange, the Philadelphia Board of Trade, LIFFE and SIMEX.


  The Fund may enter into foreign currency futures contracts to attempt to establish the rate at which it would be entitled to make a future exchange of U.S. dollars for another currency. If the Fund anticipates that the value of a foreign currency may decline against the U.S. dollar, it may enter into futures contracts to sell that foreign currency in order to attempt to hedge against a decline in the U.S. dollar value of those of its securities payable in those currencies.

  The Fund may also attempt to establish the price in U.S. dollars of securities it intends to acquire at a future date by entering into futures contracts to purchase foreign currencies in which those securities are denominated to hedge against an increase in price, in U.S. dollars, of those securities.

  The Fund may purchase and write put and call options on interest rate futures contracts as a hedge against changes in interest rates and on foreign currency futures contracts as a hedge against fluctuating currency values, in lieu of purchasing and writing options directly on the underlying security or currency or purchasing and selling the underlying futures contracts. The Fund may enter into closing transactions with respect to these options to terminate existing positions.

  When an option is exercised, the writer of the option will deliver to the holder of the option the futures position together with the accumulated balance in the option writer's futures margin account. The futures margin account balance represents the amount by which the market price of the futures contract exceeds (in the case of a call option) or is less than (in the case of a put option) the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus related transaction costs.

  The purchase of an option on an interest rate futures contract will give the Fund the right to enter into a futures contract to purchase (in the case of a call option) or sell (in the case of a put option) a particular debt security at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts currently are available with respect to Treasury Bonds, Treasury Notes, and Eurodollars.

  The Fund may purchase a put option on an interest rate futures contract to hedge against a decline in the value of its portfolio securities as a result of rising interest rates. Purchasing put options on futures contracts is similar to purchasing put options on the portfolio securities themselves. As interest rates rise, the value of debt securities generally declines, thus making put options on interest rate futures more valuable. The Fund may purchase a call option on an interest rate futures contract to hedge against the risk of an increase in the price of securities it intends to purchase resulting from declining interest rates. The purchase of call options in those situations generally would have the same effect as purchasing call options on the debt securities. The Fund may write put and call options on interest rates futures contracts as part of closing sale transactions to terminate its option positions.

  The purchase of options on foreign currency futures contracts gives the Fund the right to enter into a futures contract to purchase (in the case of a call option) or sell (in the case of a put option) a particular currency at a specified price at any time during the period before the option expires. Options on foreign currency futures contracts are available with respect to British pounds, German deutsche marks and Swiss francs. The Fund may purchase options on foreign currency futures as a hedge against fluctuating currency values.

  The Fund is permitted to engage in foreign currency exchange transactions in order to protect against uncertainty in the level of future exchange rates. The Fund may conduct its currency exchange transactions on a "spot" (i.e., cash) basis at the rate then prevailing in the currency exchange market, or on a forward basis, by entering into futures (as previously discussed) or forward contracts to purchase or sell currency. The Fund's dealings in foreign currency exchange contracts is limited to hedging involving either specific transactions or portfolio positions.

  Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and the Fund's expenses. The Fund may engage in transaction hedging to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. In such circumstances, the Fund will purchase or sell a foreign currency on a spot basis at the prevailing spot rate.

  Position hedging is the purchase or sale of currency with respect to portfolio security positions denominated or quoted in that currency. The Fund may engage in position hedging to protect against a decline in the value of the currencies in which its portfolio securities are denominated or quoted. To engage in position hedging, the Fund will enter into foreign currency futures and related options (as described above), forward foreign currency contracts, and options on foreign currencies. The Fund also will purchase or sell foreign currency on a spot basis.

  The Fund will not position hedge with respect to a particular currency for an amount greater than the aggregate market value, determined at the time of sale of foreign currency, of the securities held (or to be held) in its portfolio denominated or quoted in or currently convertible into that currency. If the Fund enters into a position hedging transaction, it will place in a segregated account with its custodian any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of the total assets the Fund committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account would equal the amount of assets the Fund committed to the currency contract.


  A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the date of the contract. The holder of a forward contract containing a cancellation provision has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are entered into in the interbank market conducted directly between currency dealers, which usually are large commercial banks and brokerage houses, and their customers. Forward currency contracts are conducted on a principal basis and therefore generally involve no margin, commissions or other fees. Instead, bid and ask prices are quoted by dealers who profit from the difference in the spread between those prices.

  Although the use of forward currency contracts does not eliminate fluctuations in the underlying price of securities, it will establish a rate of exchange that can be achieved in the future. Forward contracts limit the risk of loss due to a decline in the value of the hedged currency but also limit any potential gain that might result in the event the value of the currency increases.

  Unlike a foreign currency futures contract, which has a predetermined maturity date in any month, a forward currency contract matures any fixed number of days from the date of the contract agreed upon by the parties. At the maturity of a forward contract, the Fund may either take or make delivery of the currency specified in the contract, or, at or prior to maturity, it may enter into a closing transaction involving the purchase or sale of an offsetting contract. Because these contracts will be entered into on a principal basis rather than on an exchange, closing transactions for forward contracts will be effected with the currency dealer who was a party to the original forward contract.

  The Fund may also purchase or write put and call options on exchanges for the purpose of hedging against changes in future currency exchange rates. An option on a foreign currency gives the purchaser, in return for a premium paid plus related transaction costs, the right to sell (in the case of a put option) and buy (in the case of a call option), the underlying currency at a specified price until the option expires. Currency options traded on United States or other exchanges may be subject to position limits, which may affect the ability of the Fund to hedge its positions. Foreign currency options currently are traded on the Philadelphia Stock Exchange, the International Options Clearing Corp. and LIFFE. The Fund will purchase and sell options on foreign exchanges to the extent permitted by the Commodity Futures Trading Commission ("CFTC").

  The Fund may purchase or write options on currency only when the Adviser believes that a liquid secondary market exists for these options; however, no assurance can be given that a liquid secondary market will exist for a particular option at any specific time.


  The value of an option on foreign currency depends upon the value of the foreign currency when compared to the value of the U.S. dollar. Transactions in foreign currency options generally involve smaller amounts than those on the interbank market and therefore option investors may have to deal at prices for the underlying foreign currencies that are less favorable than those for larger transactions. In addition, the foreign currency market has neither a systematic reporting of last sale information nor a regulatory requirement that available quotations be firm or revised on a timely basis. Available quotation information usually represents large transactions in the interbank market and may not reflect transactions valued at less than $1 million. Because the interbank market in foreign currencies is a global, around-the-clock market, significant price and rate movements may take place during periods when the U.S. options markets are closed and therefore may not be reflected in the U.S. options markets.



  The Fund will not use leverage when it enters into long futures contracts or related options. For each long position the Fund enters into, it will deposit any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, having a value equal to the market value of the contract as collateral in a segregated account with the custodian of the Fund. The Fund will not enter into futures contracts and related options if as a result the aggregate of the initial margin deposits on the Fund's existing futures and premiums paid for unexpired options exceeds 5% of the fair market value of the Fund's assets.


  Using futures contracts and related options involves certain risks, including (1) the risk of imperfect correlation between fluctuations in the value of a futures contract and the portfolio security that is being hedged;
(2) the risk that in its use of futures and related options the Fund may not outperform a fund that does not make use of those instruments; (3) the fact that no assurance can be given that active markets will be available to offset positions; (4) the fact that futures contracts and options on futures may be closed out, by entering into an offsetting position, only on the exchange on which the contracts were entered into or through a linked exchange; (5) the risk that the value of the assets underlying the futures contract on the date of delivery will vary significantly from the amount which the Fund has agreed to pay or the price at which the Fund has agreed to sell under such contract, thereby subjecting the Fund to losses; and (6) the fact that successful use of futures contracts and related options for hedging purposes will depend upon the ability of the Adviser to predict correctly movements in the direction of the overall interest rate and foreign currency markets.

  Certain exchanges on which futures are traded may establish daily limits in the amount that the price of a futures or related option contract may fluctuate from the previous day's settlement price. When a daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. If a daily limit were reached, the Fund could be prevented from liquidating unfavorable positions and thus could be subject to losses. In certain situations, the Fund would be unable to close a position and also would have to make daily cash payments of variation margin. Although an increase in the price of securities could partially or completely offset those losses, no assurance can be given that the price of the underlying securities will correlate with the price of the futures contracts and thus offset any losses on the contracts.

  Foreign currency futures contracts and related options, forward foreign currency contracts and options on foreign currency may be traded on foreign exchanges. The regulation of transactions on those exchanges may be less extensive than the regulation of U.S. exchanges. The Fund only would trade those options approved by the CFTC. Transactions on foreign exchanges also may not involve a clearing mechanism and related guarantees and may be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be affected adversely by (1) other foreign political, legal and economic factors; (2) less information being available on which to make trading decisions than is available in the U.S.; (3) a delay in the ability to act on significant events occurring in the foreign markets during non-business hours in the United States; (4) different exercise and settlement terms and margin requirements from those imposed domestically; and (5) less trading volume than on U.S. exchanges.


  An additional risk of foreign exchange transactions is that foreign exchanges offer less protection against defaults in the forward trading of currencies than is available on a United States exchange. Because a forward foreign currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or would force the Fund to cover its commitments for purchase or resale, if any, at the current market price.


Lending Portfolio Securities

  The Fund may lend portfolio securities to broker-dealers or other institutional borrowers, but only when the borrower pledges cash, U.S. government securities, or other liquid high-grade debt securities as collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities loaned. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Furthermore, the Fund may terminate such loans at any time, and must receive reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. Upon expiration of the loan the borrower of the securities will be obligated to return to the Fund the same number and kind of securities as those loaned together with duly executed stock powers. The Fund must be permitted to vote the proxies if a material event affecting the value of the security is to occur. The Fund may pay reasonable fees in connection with the loan, including reasonable fees to the Fund's Custodian for its services. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

Loan Participations

  The Fund may invest up to 5% of its net assets, determined at the time of investment, in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans.


  In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations will be deemed by the Fund to be illiquid investments. The Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Adviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody's Investor's Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").


Illiquid Securities

  The Fund will not invest more than 15% of its net assets in illiquid securities, which securities include private placements, illiquid loan participations, securities with legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days, and, in certain circumstances, securities issued under Rule 144A and OTC options. The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless certain procedures are followed. The Fund intends to follow those procedures. Thus, the Fund will sell OTC options only to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The Fund may also follow certain procedures from time to time which have been adopted by the Fund's Board of Directors for the purpose of making determinations regarding the liquidity of securities issued pursuant to Rule 144A under the Securities Act of 1933.


  In determining whether a Rule 144A security is liquid, the Board of Directors may take into account the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

                           PERFORMANCE INFORMATION

  As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Average annual return and yield are computed separately for Class A and Class B Shares in accordance with the formulas specified by the Commission. The yield will be computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period) all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a 12-month period to derive the Fund's yield. For the 30-day period ending October 31, 1996, the Class A Shares yield, calculated pursuant to this formula was 6.58%. The Class B Shares yield was 6.16% calculated pursuant to this formula.


  Average annual total return quotations will be computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


   P(1+T)n = ERV
  Where: P = a hypothetical initial payment of $1,000;
         T = average annual total return;
         n = number of years;
       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).



  Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond figures to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.

  For the 1 and 5 year periods ended October 31, 1996, the average annual total return of the Class A was 8.31%, 9.56%, and from inception, December 18, 1989, through October 31, 1996 was 11.01%. For the one year ended October 31, 1996 and since inception, January 3, 1992, for Class B shares, the average annual total return was 7.84%, and 8.98%, respectively.

  The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.



                     PORTFOLIO TRANSACTIONS AND BROKERAGE


  The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

  The Adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interests of shareholders of the Fund are best served by its brokerage policies which will include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitudes toward and interest in mutual funds in general including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market makers except in those circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Fund.



  In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Fund and its shareholders.



  The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Directors will annually review these procedures or as frequently as shall appear appropriate.



  During the fiscal years ended October 31, 1994, 1995, and 1996 brokerage commissions paid by the Fund totaled $0, $0, and $0, respectively.



                           SERVICES OF THE ADVISER


  The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

  The Adviser is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut. The Adviser also serves as investment adviser to Phoenix Worldwide Opportunities Fund, Phoenix Multi-Sector Short Term Bond Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, and Phoenix Strategic Equity Series Fund: Phoenix Equity Opportunities Fund. The Adviser currently has approximately $1.7 billion in assets under management and has acted as an investment adviser for over sixty years.



  The current Management Agreement was approved by the Directors of the Fund on March 16, 1993 and by the shareholders of the Fund on May 7, 1993. The Management Agreement became effective on May 14, 1993, and it will continue in effect until lapsed or terminated. The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Directors who are not interested persons of the parties thereto, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and by either (a) the Directors of the Fund or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Directors or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.



  The Management Agreement provides that the Adviser is not liable for any act or omission in the course of, or in connection with, rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement. The Agreement permits the Adviser to render services to others and to engage in other activities.



  As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's average daily net assets and is paid by the Fund monthly. The fee is computed at the annual rate of .55% of the Fund's average daily net assets of up to $1 billion, .50% of the Fund's average daily net assets from $1 billion to $2 billion, and .45% of the Fund's average daily net assets in excess of $2 billion. Total management fees for the fiscal years ended October 31, 1994, 1995, and 1996 amounted to $2,162,069, $1,692,191, and $1,696,487 respectively.

  The Adviser makes its personnel available to serve as officers and "interested" Directors of the Fund. The Fund has not directly compensated any of its officers or Directors for services in such capacities except to pay fees to the Directors who are not otherwise affiliated with the Fund. The Directors of the Fund are not prohibited from authorizing the payment of salaries to the officers pursuant to the Management Agreement, including out-of-pocket expenses, at some future time.

  In addition to the management fee, expenses paid by the Fund include: fees of Directors who are not "interested persons," interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Fund's registration statements, reports and prospectuses excluding those copies used for sales purposes which the Distributor purchases), accounting services fees, insurance expenses, litigation expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and all costs incident to the Fund's existence as a Maryland corporation.



  The Adviser has agreed, under the terms of the Management Agreement, to reimburse the Fund to the extent that, in any fiscal year, aggregate annual expenses of the Fund, exclusive of payments made pursuant to a Rule 12b-1 distribution plan, taxes, brokerage fees, interest, and extraordinary charges such as litigation costs, exceed the most restrictive expense limitations imposed by any state in which the Fund's shares are qualified for sale. Currently, the most restrictive expense limitations applicable to the Fund, which provides that aggregate annual expenses of an investment company (which excludes interest, taxes, certain annual distribution plan expenses, litigation costs, and capital items such as brokerage costs) shall not exceed 2.5% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of the Fund's average net assets, and 1.5% of the remaining average net assets of the Fund for any fiscal year. To the extent that the Fund's expenses exceed this limitation, the Adviser would be required to reduce or rebate its management fee. The Adviser would not be required to absorb any other Fund expenses in excess of its fees. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Fund would take such action necessary to eliminate this expense limitation. See the "Fund Expenses" table in the Fund's current Prospectus for further information.



                                 NET ASSET VALUE


  The net asset value per share of the Fund is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

  A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Directors or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Directors or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Directors although the actual calculations may be made by persons acting pursuant to the direction of the Directors.




                              HOW TO BUY SHARES


  Shares may be purchased from investment dealers having sales agreements with the Distributor at the public offering price (the net asset value next computed following receipt by State Street Bank and Trust Company of a purchase application in proper form, plus the applicable sales charge). The minimum initial purchase is $500 ($25 if using the bank draft program designated "Investo-Matic"), and the minimum subsequent investment is $25.


Alternative Purchase Arrangements


  Shares of the Fund may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative").


Class A Shares


  An investor who elects the initial sales charge alternative acquires Class A shares. Class A shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A shares are subject to an ongoing distribution services fee at an annual rate of up to 0.30% of the Fund's aggregate average daily net assets attributable to the Class A shares. However for the fiscal year 1997, the Distributor has voluntarily agreed to limit the distribution services fee for Class A Shares to 0.25%. In addition, certain purchases of Class A shares qualify for reduced initial sales charges. See the Fund's current Prospectus for additional information.


Class B Shares


  An investor who elects the deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Fund's current Prospectus for additional information.



  Class B shares are subject to an ongoing distribution services fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution services fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B shares that have been outstanding for a period of time sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B shares from most of the burden of such distribution related expenses. See "Conversion Feature," below.



  The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the lower expenses attributable to Class A shares.


  Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends, to the extent any dividends are paid, per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.


  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing distribution services fee and, in the case of Class B shares, from the proceeds of the ongoing distribution services fee and the contingent deferred sales charge incurred upon redemption within five years of purchase. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution services fee with respect to the Class B shares are the same as those of the initial sales charge and ongoing distribution services fees with respect to the Class A shares.



  Dividends paid by the Fund, if any, with respect to Class A and Class B shares will be calculated in the same manner at the same time on the same day, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."


  The Directors of the Fund have determined that currently no conflict of interest exists between the Class A and Class B shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Conversion Feature


  Class B shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.



  For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.



                             EXCHANGE PRIVILEGES


  Subject to limitations, shares of the Fund held in book entry form may be exchanged for shares of the same class of any other Phoenix Fund on the basis of the relative net asset values per share at the time of exchange. On Class B share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply. See the Fund's current Prospectus under "Exchange Privileges" for additional information and conditions for exchanges. Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.



                               INVEST-BY-PHONE

  This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of the Fund and direct proceeds of sale through ACH to a shareholder's bank account.


  To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (Eastern Time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

                        TAX SHELTERED RETIREMENT PLANS


  Shares of the Fund and other Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. Phoenix Home Life and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that the Adviser and its affiliates provide to the Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.



                             REDEMPTION OF SHARES


  Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to fairly value its net assets during any other period permitted by order of the Securities and Exchange Commission. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any. See the Fund's current Prospectus for more information.


By Mail


  The shareholder may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.


By Telephone


  Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by calling (800) 243-1574 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative as described in the Prospectus. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker-dealers other than Equity Planning may have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine.



  If the amount of the redemption is $500 or more, the proceeds will be wired to the designated commercial bank account in the United States. If the amount of the redemption is less than $500, the proceeds will be sent by mail to the address of record on the shareholder's account. With respect to the telephone redemption of shares purchased by check, such redemption requests will be effected only after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days after receipt of the check. See the Fund's current Prospectus for more information. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans. In addition to the Telephone Redemption Privilege, a shareholder may also redeem by telephone through the "Invest-by-Phone" service.



                      DIVIDENDS, DISTRIBUTIONS AND TAXES


  The Fund intends to continue to qualify as a regulated investment company under certain provisions of the Internal Revenue Code (as amended the "Code"). If the Fund so qualifies, it will not be subject to federal income tax on its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to security loans and gains from the sale or disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive in each taxable year less than 30% of its gross income from gains (without deduction for losses) from the sale or other disposition of (i) stock or securities held for less than three months; (ii) foreign currencies or options, futures or forward contracts on foreign currencies) held for less than three months but only if such investments are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities); and (iii) options, futures or forward contracts (other than options, futures and forward contracts on foreign currencies) held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of any one issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at corporate rates.

  Dividends paid by the Fund will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain dividends. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. The excess of any net long-term capital gains over net short-term capital losses recognized and distributed by the Fund and designated by the Fund as a capital gain dividend, is taxable to shareholders as long-term capital gain regardless of the length of time a particular shareholder may have held his shares in the Fund. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of the Fund.

  The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders (or is deemed not to have distributed) during the calendar year an amount equal to 98% of the Fund's ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains net income (adjusted for certain losses, as prescribed in the Code) for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements.

  The Code provides that any dividend declared by the Fund in October, November or December of any calendar year to shareholders of record on a date in such month will be deemed to have been received by the shareholder on December 31 of that calendar year, provided that the dividend is actually paid by the Fund during January of the following year.

  Based on the aforementioned, the Fund's policy will be to distribute to its shareholders at least 90% of net investment company taxable income as defined above and in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirement of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Fund will pay no taxes on net investment income and net realized capital gains paid to shareholders. One of those requirements, as described above, is that less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of stock, securities or other investments held for less than three months. Accordingly, the Fund may be restricted in the following activities, all of which produce such gains: writing of options on securities which have been held less than three months, writing of options which expire in less than three months, and effecting closing purchase transactions with respect to options which have been written less than three months prior to such transactions.

  The Fund intends to declare dividends daily. Dividends may be paid from net investment income. Distribution of net realized short-term and long-term capital gains will be distributed at least annually. Income dividends will be paid on the last business day of the month and reinvested in additional shares at net asset value, unless the shareholder elects to receive dividends in cash. Whether received in shares or cash, dividends paid by the Fund from net investment income and distributions from any net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, realized on sales of investments for the fiscal year normally will be distributed following the end of the Fund's fiscal year. Distributions of net long-term capital gains are taxable to shareholders as such, whether paid in cash or additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder. Net short-term capital gains are net realized short-term capital gains, including net premiums from expired options, net gains from closing purchase transactions, and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital losses. Distributions paid by the Fund are subject to taxation as of the date of payment, whether received by shareholders in cash or in shares of the Fund, and whether representing an ordinary distribution or a long-term capital gains distribution. No dividends or distributions will be made to a shareholder on shares for which no payment has been received. It is not anticipated that any of the dividends paid by the Fund will qualify for the 70% dividends received deduction available to corporate shareholders of the Fund.

  The Fund's investments in any regulated futures contracts, non-equity options, or foreign currency contracts, as those terms are defined in the Code, are considered section 1256 contracts. The principles of marking-to-market apply to such contracts such that the contracts are treated as having been sold for their fair market value on the last business day of the Fund's taxable year. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss. However, the gain or loss on certain foreign currency contracts may be treated as ordinary income under section 988 of the Code.

  Premiums from expired call options written by the Fund and net gain or loss from closing purchase transactions, which are not section 1256 contracts, are generally treated as short-term capital gain or loss for federal income tax purposes and are taxable to shareholders as ordinary income. If a written call option is exercised, the premium is added to the proceeds of sale of the underlying security, and the gain or loss from such sale will be short or long-term, depending upon the period such security was held.

  Payments which are classified as long-term capital gains distributions will be taxed to shareholders as long-term capital gains regardless of how long shareholders have held shares of the Fund. However, if a shareholder holds shares of the Fund for six months or less, any loss on the sale of the shares will be treated as a long-term capital loss to the extent of the long-term capital gains distributions received by such shareholder.

  Offsetting positions held by the Fund involving financial futures and options transactions may be considered, for tax purposes, to constitute "straddles." Depending on whether certain elections are available and made by the Fund, losses realized by the Fund on one or more positions in such a straddle will be deferred to the extent of unrealized gain in the offsetting position. Moreover, short-term capital losses on straddle positions may be re-characterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains.

  The Fund may have to limit its use of futures contracts and related options in order to comply with the 30% test previously described above.

  Under the Code, a shareholder who does not fall within one of certain exempt categories may be subject to backup withholding at the rate of 31% with respect to dividends and capital gains distributions paid to shareholders or reinvested by the Fund and other amounts distributed by it including proceeds of redemptions, unless such shareholder provides a social security or taxpayer identification number, certifies as to exemption from backup withholding, and otherwise complies with applicable requirements of the Code.

  Sales and redemptions of shares of the Fund may result in gains or losses for tax purposes to the extent of the difference between the proceeds from the shares relinquished and the shareholder's adjusted tax basis for such shares. If any shares have been held as a capital asset for more than one year, the gain or loss realized will be long-term capital gain or loss.

  The Fund may be subject to a tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Fund may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes will not be affected by any such "pass through" of foreign tax credits.

  Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein.
Shareholders are advised to consult with their tax advisers or attorneys.

  The Fund is organized as a Maryland corporation. Under current law, as long as it qualifies for the federal income tax treatment described above, the Fund itself is not liable for any income or franchise tax in the State of Maryland.

                               THE DISTRIBUTOR

  Phoenix Equity Planning Corporation ("Equity Planning") acts as the Distributor for the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company and an affiliate of the Adviser. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. During the fiscal years ended October 31, 1994, 1995, and 1996, purchasers of shares of the Fund paid aggregate sales charges of $1,180,368, $1,114,261, and $841,871, respectively, of which the Distributor received net commissions of $551,710, $811,088, and $482,443, respectively, for its services, the balance being paid to dealers.



  The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.



  Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. As compensation for such services, effective as of January 1, 1997, Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates:

     First $100 million                         .05% plus a minimum fee
     $100 million to $300 million               .04%
     $300 million to $500 million               .03%
     Greater than $500 million                  .015%



  A minimum fee of $70,000 is applicable. In addition, Equity Planning is paid $12,000 for each class of shares beyond one. Until December 31, 1996, Equity Planning's fee for these services was based on an annual rate of 0.03% of the Fund's aggregate daily net asset value. For its services during the Fund's fiscal year ended October 31, 1996, Equity Planning received $92,536.



                            PLANS OF DISTRIBUTION


  The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan", the "Class B Plan", and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund. For the fiscal year 1997, the Distributor has voluntarily agreed to limit the Rule 12b-1 fee for Class A Shares to 0.25%.



  Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.30% annually of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expenses of the Distributor up to 1.00% annually of the average daily net assets of the Fund's Class B shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the sale of Class B shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Board of Directors of the Fund determines are reasonably calculated to result in the sale of shares of the Fund; provided, however, that a portion of such amount equal to or less than 0.25% annually of the average daily net assets of Fund shares may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").



  In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.



  No amounts paid or payable by the Fund under the Class A Plan may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution related expenses to expenses incurred in specific time periods. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plans will cease and the Fund will not be required to make any payments past the date on which either Plan terminates.



  In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Distributor may from time to time pay, from its own resources or pursuant to the Plan, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.



  The Directors have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. The Plans were approved by Class A and Class B shareholders of the Fund at a special meeting of shareholders held on May 7, 1993. For the fiscal year ended October 31, 1996, the Fund paid 12b-1 fees in the amount of $1,832,185 ($417,446 under the Distribution Plan for Class A shares; $1,414,739 under the Distribution Plan for Class B shares), of which the Distributor of the Fund received $1,144,260. The 12b-1 payments were used for (1) compensating dealers $1,232,024, (2) compensating sales personnel $442,825, (3) compensating the Distributor for marketing material $73,232, and (4) advertising $84,104.



  On a quarterly basis, the Fund's Directors review a report on expenditures under the Plans and the purposes for which expenditures were made. The Directors conduct an additional, more extensive review annually in determining whether the Plans will be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Directors and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Directors"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of that class of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Directors by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of the Directors who are not "interested persons". The Plans may be terminated at any time by vote of a majority of the Plan Directors or a majority of the outstanding shares of the relevant class of the Fund.



  The National Association of Securities Dealers ("NASD"), recently approved certain amendments to the NASD's mutual fund maximum sales charge rule. The amendments would, under certain circumstances, regard distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Directors to suspend distribution fees or amend the Plan.



                            DIRECTORS AND OFFICERS



  The following table sets forth information concerning the Directors and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Director is 56 Prospect Street, Hartford, Connecticut, 06115-0480. On November 15, 1995, the Directors voted to increase the number of Directors to fourteen and to appoint Francis E. Jeffries, Everett L. Morris and Calvin J. Pedersen to fill the vacancies caused by the increase. The Trustees and executive officers are listed below:

                               Positions Held                      Principal Occupations
Name, Address and Age          With the Fund                      During the Past 5 Years
-------------------------    ------------------  ---------------------------------------------------------
C. Duane Blinn (69)          Director             Partner in the law firm of Day, Berry & Howard.
Day, Berry & Howard                               Director/Trustee, Phoenix Funds (1980-present). Trustee,
CityPlace                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Hartford, CT 06103                                Institutional Mutual Funds (1996-present).
                                                  Director/Trustee, the National Affiliated Investment
                                                  Companies (until 1993).

Robert Chesek (62)           Director             Trustee/Director, Phoenix Funds (1981-present) and
49 Old Post Road                                  Chairman (1989-1994). Trustee, Phoenix-Aberdeen Series
Wethersfield, CT 06109                            Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                  (1996-present). Director/Trustee, the National Affiliated
                                                  Investment Companies (until 1993). Vice President, Common
                                                  Stock, Phoenix Home Life Mutual Insurance Company
                                                  (1980-1994).

                                      16

E. Virgil Conway (67)        Director             Chairman (1992-present), Metropolitan Transportation
9 Rittenhouse Road                                Authority. Trustee/Director, Consolidated Edison Company
Bronxville, NY 10708                              of New York, Inc. (1970-present), Pace University
                                                  (1978-present), Atlantic Mutual Insurance Company
                                                  (1974-present), HRE Properties (1989-present), Greater
                                                  New York Councils, Boy Scouts of America (1985-present),
                                                  Union Pacific Corp. (1978-present), Blackrock Fund for
                                                  Freddie Mac Mortgage Securities (Advisory Director)
                                                  (1990-present), Centennial Insurance Company
                                                  (1974-present), Josiah Macy, Jr., Foundation
                                                  (1975-present) and The Harlem Youth Development
                                                  Foundation (1987-present). Chairman, Audit Committee of
                                                  the City of New York (1981-1996). Director/Trustee, the
                                                  National Affiliated Investment Companies (until 1993).
                                                  Director/Trustee, Phoenix Funds (1993-present). Trustee,
                                                  Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                  Institutional Mutual Funds (1996-present). Director, Duff
                                                  & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                  Utility and Corporate Bond Trust Inc. (1995-present).
                                                  Director, Accuhealth (1994-present), Trism, Inc.
                                                  (1994-present), Realty Foundation of New York
                                                  (1972-present), Chairman, New York Housing Partnership
                                                  Development Corp. (1981-present), and Blackrock Fannie
                                                  Mae Mortgage Securities Fund (Advisory Director) (1989-
                                                  1996) and Advisory Director, Fund Directions (1993-
                                                  present). Chairman, Financial Accounting Standards
                                                  Advisory Council (1992-1995).

Harry Dalzell-Payne (67)     Director             Director/Trustee, Phoenix Funds (1983-present). Director,
330 East 39th Street                              Duff & Phelps Utilities Tax-Free Income Inc.
Apartment 29G                                     (1995-present), Duff & Phelps Utility and Corporate Bond
New York, NY 10016                                Trust Inc. (1995-present). Trustee, Phoenix-Aberdeen
                                                  Series Fund and Phoenix Duff & Phelps Institutional
                                                  Mutual Funds (1996-present). Director, Farragut Mortgage
                                                  Co., Inc. (1991-1994). Director/ Trustee, the National
                                                  Affiliated Investment Companies (1983-1993). Formerly a
                                                  Major General of the British Army.

*Francis E. Jeffries (66)    Director             Director and Chairman of the Board, Phoenix Duff & Phelps
6585 Nicholas Blvd.                               Corporation (1995-present). Director/Trustee, Phoenix
Apt. 1601                                         Funds (1995-present). Trustee, Phoenix-Aberdeen Series
Naples, FL 33963                                  Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                  (1996-present). Director, Duff & Phelps Utilities Income
                                                  Fund (1987-present), Duff & Phelps Utilities Tax-Free
                                                  Income Inc. (1991-present), Duff & Phelps Utility and
                                                  Corporate Bond Trust Inc. (1993-present) and The Empire
                                                  District Electric Company (1984-present). Director
                                                  (1989-1995), Chairman of the Board (1993-1995), President
                                                  (1989-1993), and Chief Executive Officer (1989-1995),
                                                  Duff & Phelps Corporation.

                                      17

Leroy Keith, Jr. (58)        Director             Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                                Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                                 (1980-present). Trustee, Phoenix-Aberdeen Series Fund and
Carson Products Company                           Phoenix Duff & Phelps Institutional Mutual Funds
64 Ross Road                                      (1996-present). Director, Equifax Corp. (1991-present),
Savannah, GA 30750                                and Keystone International Fund, Inc. (1989-present).
                                                  Trustee, Keystone Liquid Trust, Keystone Tax Exempt
                                                  Trust, Keystone Tax Free Fund, Master Reserves Tax Free
                                                  Trust, and Master Reserves Trust. Director/Trustee, the
                                                  National Affiliated Investment Companies (until 1993).
                                                  Director, Blue Cross/Blue Shield (1989-1993) and First
                                                  Union Bank of Georgia (1989-1993). President, Morehouse
                                                  College (1987-1994). Chairman and Chief Executive
                                                  Officer, Keith Ventures (1992-1994).

*Philip R. McLoughlin (50)   Director and         Director, Vice Chairman and Chief Executive Officer,
One American Row             President            Phoenix Duff & Phelps Corporation (1995-present).
Hartford, CT 06102                                Director (1994-present) and Executive Vice President,
                                                  Investments, (1988-present) Phoenix Home Life Mutual
                                                  Insurance Company. Director/Trustee and President,
                                                  Phoenix Funds (1989-present). Trustee, Phoenix-Aberdeen
                                                  Series Fund and Phoenix Duff & Phelps Institutional
                                                  Mutual Funds (1996-present), Duff & Phelps Utilities
                                                  Tax-Free Income Inc. (1995-present), and Duff & Phelps
                                                  Utility and Corporate Bond Trust Inc. (1995-present).
                                                  Director (1983-present) and Chairman (1995-present)
                                                  Phoenix Investment Counsel, Inc. Director (1984-present)
                                                  and President (1990-present), Phoenix Equity Planning
                                                  Corporation. Director, Phoenix Realty Group, Inc.
                                                  (1994-present), Phoenix Realty Advisors, Inc.
                                                  (1987-present), Phoenix Realty Investors, Inc.
                                                  (1994-present), Phoenix Realty Securities, Inc.
                                                  (1994-present), PXRE Corporation (Delaware)
                                                  (1985-present), and World Trust Fund (1991-present).
                                                  Director and Executive Vice President, Phoenix Life and
                                                  Annuity Company (1996-present), Director and Executive
                                                  Vice President, PHL Variable Insurance Company
                                                  (1995-present), and Director, Phoenix Charter Oak Trust
                                                  Company (1996-present). Director/Trustee, the National
                                                  Affiliated Investment Companies (until 1993). Director
                                                  (1994-present), Chairman (1996-present), and Chief
                                                  Executive Officer (1995-1996), National Securities &
                                                  Research Corporation and Director and President, Phoenix
                                                  Securities Group, Inc. (1993-1995). Director (1992-
                                                  present) and President (1992-1994), W.S. Griffith & Co.,
                                                  Inc. and Director (1992-1995) and President (1992-1994),
                                                  Townsend Financial Advisers, Inc. Director and Vice
                                                  President, PM Holdings, Inc. (1985-present).

                                      18

Everett L. Morris (68)       Director             Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                    Director/ Trustee, Phoenix Funds (1995-present).
Colts Neck, NJ 07722                              Trustee, Duff & Phelps Mutual Funds (1994-present).
                                                  Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
                                                  Phelps Institutional Mutual Funds (1996-present).
                                                  Director, Duff & Phelps Utilities Tax-Free Income, Inc.
                                                  (1991-present), Duff & Phelps Utility and Corporate Bond
                                                  Trust, Inc. (1993-present) and Public Service Enterprise
                                                  Group, Incorporated (1986-1993). President and Chief
                                                  Operating Officer, Enterprise Diversified Holdings,
                                                  Incorporated (1989-1993). Senior Executive Vice President
                                                  and Chief Financial Officer, Public Service Electric and
                                                  Gas Company (1986-1992). Director, First Fidelity Bank,
                                                  N.A., N.J. (1984-1991).

*James M. Oates (50)         Director             Managing Director, Wydown Group (1994-present). Chairman,
Managing Director                                 IBEX Capital Markets LLC (1997-present). Director,
The Wydown Group                                  Phoenix Duff & Phelps Corporation (1995-present).
Chairman, IBEX                                    Director/Trustee, Phoenix Funds (1987-present). Trustee,
Capital Markets LLC                               Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
60 State Street                                   Institutional Mutual Funds (1996-present). Director,
Suite 950                                         Govett Worldwide Opportunity Funds, Inc. (1991-present),
Boston, MA 02109                                  Blue Cross and Blue Shield of New Hampshire
                                                  (1994-present), Investors Financial Service Corporation
                                                  (1995-present), Investors Bank & Trust Corporation
                                                  (1995-present) and Plymouth Rubber Co. (1995-present).
                                                  Director, Stifel Financial (1996-present). Member, Chief
                                                  Executives Organization (1996-present).
                                                  Director/Trustee, the National Affiliated Investment
                                                  Companies (until 1993). Director and President
                                                  (1984-1994) and Chief Executive Officer (1986-1994),
                                                  Neworld Bank.

*Calvin J. Pedersen (55)     Director             Director and President, Phoenix Duff & Phelps Corporation
Phoenix Duff & Phelps                             (1995-present). Director/Trustee, Phoenix Funds
Corporation                                       (1995-present). Trustee, Phoenix-Aberdeen Series Fund and
55 East Monroe Street                             Phoenix Duff & Phelps Institutional Mutual Funds
Suite 3600                                        (1996-present). President and Chief Executive Officer,
Chicago, IL 60603                                 Duff & Phelps Utilities Tax-Free Income Inc.
                                                  (1995-present), Duff & Phelps Utilities Income Fund
                                                  (since inception), and Duff & Phelps Utility and
                                                  Corporate Bond Trust Inc. (1995-present). Director
                                                  (1986-1995), President (1993-1995) and Executive Vice
                                                  President (1992-1993), Duff & Phelps Corporation.

Philip R. Reynolds (69)      Director             Director/Trustee, Phoenix Funds (1984-present). Trustee,
43 Montclair Drive                                Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
West Hartford, CT 06107                           Institutional Mutual Funds (1996-present). Director,
                                                  Vestaur Securities, Inc. (1972-present). Trustee and
                                                  Treasurer, J. Walton Bissell Foundation, Inc. (1988-
                                                  present). Director/Trustee, the National Affiliated
                                                  Investment Companies (until 1993).

                                      19

Herbert Roth, Jr. (68)       Director             Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                   Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                      Institutional Mutual Funds (1996-present). Director,
Sherborn, MA 01770                                Boston Edison Company (1978-present), Phoenix Home Life
                                                  Mutual Insurance Company (1972-present), Landauer, Inc.
                                                  (medical services) (1970-present), Tech Ops./Sevcon,
                                                  Inc. (electronic controllers) (1987-present), Key Energy
                                                  Group (oil rig service) (1988-1994), and Mark IV
                                                  Industries (diversified manufacturer) (1985-present).
                                                  Director/Trustee, the National Affiliated Investment
                                                  Companies (until 1993).

Richard E. Segerson (51)     Director             Director/Trustee, Phoenix Funds, (1993-present). Trustee,
102 Valley Road                                   Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
New Canaan, CT 06840                              Institutional Mutual Funds (1996-present). Managing
                                                  Director, Mullin Associates (1993-present). Vice
                                                  President and General Manager, Coats & Clark, Inc.
                                                  (previously Tootal American, Inc.) (1991-1993).
                                                  Director/Trustee, the National Affiliated Investment
                                                  Companies (1984-1993).

Lowell P. Weicker, Jr. (65)  Director             Trustee/Director, Phoenix Funds (1995-present). Trustee,
Dresing Lierman Weicker                           Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
6931 Arlington Road                               Institutional Mutual Funds (1996-present). Chairman,
Suite 501                                         Dresing, Lierman, Weicker (1995-present). Director, UST
Bethesda, MD 20814                                Inc. (1995-present) and HPSC Inc. (1995-present).
                                                  Director, Duty Free International (1997-present).
                                                  Governor of the State of Connecticut (1991-1995).

Michael E. Haylon (39)       Executive Vice       Director and Executive Vice President-Investments,
                             President            Phoenix Duff & Phelps Corporation (1995-present). Senior
                                                  Vice President, Securities Investments, Phoenix Home Life
                                                  Mutual Insurance Company (1993-1995). Director
                                                  (1994-present), President (1996-present), and Executive
                                                  Vice President (1994-1996), National Securities &
                                                  Research Corporation. Executive Vice President, Phoenix
                                                  Funds (1995-present) Phoenix-Aberdeen Series Fund
                                                  (1996-present) and Vice President, Phoenix Duff & Phelps
                                                  Institutional Mutual Funds (1996-present). Director
                                                  (1994-present) and President (1995-present), Phoenix
                                                  Investment Counsel, Inc. Director, Phoenix Equity
                                                  Planning Corporation (1995-present). Various other
                                                  positions with Phoenix Home Life Mutual Insurance Company
                                                  (1990-1993).

                                      20

David R. Pepin (54)          Executive Vice       Executive Vice President, Phoenix Funds, Phoenix-
                             President            Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                  Mutual Funds (1996-present). Director, Phoenix Investment
                                                  Counsel, Inc., National Securities & Research Corporation
                                                  and Phoenix Equity Planning Corporation (1996-present).
                                                  Executive Vice President, Mutual Fund Sales and
                                                  Operations, Phoenix Equity Planning Corporation
                                                  (1996-present). Managing Director, Phoenix-Aberdeen
                                                  International Advisors, LLC (1996-present). Executive
                                                  Vice President (1996-present) and Director
                                                  (1997-present), Phoenix Duff & Phelps Corporation. Vice
                                                  President, Phoenix Home Life Mutual Insurance Company
                                                  (1994-1995). Vice President and General Manager, Digital
                                                  Equipment and Corporation (1980-1994).

David L. Albrycht (35)       Vice President       Managing Director, Fixed Income, Phoenix Investment
                                                  Counsel, Inc. (1996-present). Portfolio Manager, Phoenix
                                                  Home Life Mutual Insurance Company (1990-1995). Vice
                                                  President, Phoenix Multi-Portfolio Fund (1993-present)
                                                  and Phoenix Investment Counsel, Inc. (1995-1996).
                                                  Managing Director, Fixed Income National Securities &
                                                  Research Corporation (1996-present). Investment Officer,
                                                  National Securities & Research Corporation (1994-1996).

William E. Keen, III (33)    Vice President       Assistant Vice President, Phoenix Equity Planning
100 Bright Meadow Blvd.                           Corporation (1996-present). Vice President, Phoenix
P.O. Box 2200                                     Funds, Phoenix-Aberdeen Series Fund, and Phoenix Duff &
Enfield, CT 06083-2200                            Phelps Institutional Mutual Funds (1996-present).
                                                  Assistant Vice President USAffinity Funds, USAffinity
                                                  Investments LP, (1994-1995). Manager, Fund
                                                  Administration, SEI Corporation (1991-1994).

William R. Moyer (52)        Vice President       Senior Vice President and Chief Financial Officer,
100 Bright Meadow Blvd.                           Phoenix Duff & Phelps Corporation (1995-present). Vice
P.O. Box 2200                                     President, Investment Products Finance, Phoenix Home Life
Enfield, CT 06083-2200                            Mutual Insurance Company (1990-1995). Senior Vice
                                                  President (1990-present), Chief Financial Officer
                                                  (1996-present), Finance (until 1990), and Treasurer
                                                  (1994-1996), Phoenix Equity Planning Corporation, and
                                                  Phoenix Investment Counsel, Inc. Vice President, Phoenix
                                                  Funds (1990-present), Phoenix-Aberdeen Series Fund and
                                                  Phoenix Duff & Phelps Institutional Mutual Funds
                                                  (1996-present). Vice President, the National Affiliated
                                                  Investment Companies (until 1993). Senior Vice President,
                                                  Finance, Phoenix Securities Group, Inc. (1993-1995).
                                                  Senior Vice President, Finance (1993-present), and
                                                  Treasurer (1994-present), National Securities & Research
                                                  Corporation. Senior Vice President (1994-present), Chief
                                                  Financial Officer (1996-present) Finance (until 1996)
                                                  and Treasurer (1994-present), W.S. Griffith & Co., Inc.
                                                  and Townsend Financial Advisers.

                                      21

Leonard J. Saltiel (43)      Vice President       Managing Director, Operations and Service Phoenix Equity
                                                  Planning Corporation (1996-present). Senior Vice
                                                  President, Phoenix Equity Planning Corporation (1994-
                                                  1996). Vice President, Phoenix Funds (1994-present),
                                                  Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                  Institutional Mutual Funds (1996-present), and National
                                                  Securities & Research Corporation (1994-present). Vice
                                                  President, Investment Operations, Phoenix Home Life
                                                  Mutual Insurance Company (1994-1995). Various positions
                                                  with Home Life Insurance Company and Phoenix Home Life
                                                  Mutual Insurance Company (1987-1994).

Nancy G. Curtiss (44)        Treasurer            Vice President, Fund Accounting, Phoenix Equity Planning
                                                  Corporation (1996-present). Treasurer, Phoenix Funds
                                                  (1994-present), Phoenix-Aberdeen Series Fund and Phoenix
                                                  Duff & Phelps Institutional Mutual Funds (1996-present).
                                                  Second Vice President, Fund Accounting, Phoenix Equity
                                                  Planning Corporation (1994-1995). Second Vice President
                                                  and Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                  Insurance Company (1994-1995). Various positions with
                                                  Phoenix Home Life Insurance Company (1987-1994).

G. Jeffrey Bohne (49)        Secretary            Vice President, Mutual Fund Customer Service, Phoenix
101 Munson Street                                 Equity Planning Corporation (1996-present). Secretary,
Greenfield, MA 01301                              the Phoenix Funds (1993-present), Phoenix-Aberdeen Series
                                                  Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                  (1996-present). Vice President and General Manager,
                                                  Phoenix Home Life Mutual Insurance Co. (1993-1995). Vice
                                                  President, Transfer Agent Operations, Phoenix Equity
                                                  Planning Corporation (1993-1996). Vice President, Home
                                                  Life of New York Insurance Company (1984-1992).

*Messrs. Jeffries, McLoughlin, Oates and Pedersen are "interested persons" of the Fund within the meaning of the definition set forth in Section 2(a)(19) of the 1940 Act.



  For services rendered to the Fund for the fiscal year ended October 31, 1996, the Trustees received aggregate remuneration of $16,440. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. Trustees costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and interested Trustees of the Fund are compensated for their services by the Adviser and receive no compensation from the Fund. Any other interested person not compensated by the Adviser receives no fees from the Fund.

  For the Fund's last fiscal year ending October 31, 1996, the Trustees received the following compensation:

                                                                                Total
                                                                             Compensation
                                           Pension or                        From Fund and
                          Aggregate    Retirement Benefits    Estimated      Fund Complex
                        Compensation     Accrued as Part    Annual Benefits   (11 Funds)
         Name             From Fund     of Fund Expenses    Upon Retirement  Paid to Trustees
---------------------   ------------   -------------------  ---------------  ----------------
C. Duane Blinn              $1,730*                                              $53,750
Robert Chesek               $1,645                                               $50,750
E. Virgil Conway            $1,965                                               $60,000
Harry Dalzell-Payne         $1,645                                               $51,000
Francis E. Jeffries         $    0                                               $     0
Leroy Keith, Jr.            $1,645              None              None           $50,750
Philip R. McLoughlin        $    0            for any            for any         $     0
Everett L. Morris           $1,100*           Trustee            Trustee         $37,000
James M. Oates              $1,890                                               $57,750
Calvin J. Pedersen          $    0                                               $     0
Philip R. Reynolds          $1,645                                               $50,750
Herbert Roth, Jr.           $2,070*                                              $63,000
Richard E. Segerson         $1,890                                               $58,000
Lowell P. Weicker, Jr.      $1,890                                               $57,750



*This compensation (and the earnings thereon) was deferred pursuant to the Trustees' Deferred Compensation Plan.



  On October 31, 1996, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.



                              OTHER INFORMATION

Independent Accountants


  Price Waterhouse LLP has been selected independent accountants for the Fund. Price Waterhouse LLP audits the Fund's annual financial statements and expresses an opinion thereon.


Custodian and Transfer Agent

  State Street Bank and Trust Company, P. O. Box 8301, Boston, MA 02266-8301, serves as the Fund's Custodian, Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, serves as the Fund's transfer agent.

Reports to Shareholders

  The fiscal year of the Fund ends on October 31. The Fund will send to its shareholders at least semi-annually reports showing the securities of the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year.

Financial Statements


  Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended October 31, 1996 and is available by calling Equity Planning at (800) 243-4361, or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Annual Report is incorporated by reference into this Statement of Additional Information. A copy of the Annual Report must precede or accompany this Statement of Additional Information.

[FRONT COVER]

                                             OCTOBER 31, 1996


Phoenix Multi-Sector
Fixed Income Fund, Inc.
Annual Report


[LOGOTYPE] PHOENIX
           DUFF & PHELPS


                                             PHOENIX
                                             ANNUAL REPORT

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

------------------------------------------------------------------------------
PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
------------------------------------------------------------------------------

MARKET AND PORTFOLIO REVIEW

Fund Description

  Phoenix Multi-Sector Fixed Income Fund invests in a wide variety of fixed-income securities. These securities may include U.S. treasury, agency, corporate and yankee bonds, as well as mortgage-backed and asset-backed securities. This intermediate-term bond fund emphasizes the most undervalued sectors of the market and de-emphasizes the most overvalued sectors.

Investment Environment

  Shifting market opinion over the direction of the U.S. economy was responsible for much of the volatility in interest rates during this latest twelve-month reporting period. During December and January, the Federal Reserve cut the Fed Funds Rate in an effort to stimulate what was believed to be a sluggish economy. Although it was widely anticipated that the Fed would have to lower rates again, a surprisingly strong February employment report provided conflicting evidence about the economy's condition. As more information became available, it became evident that the economy had grown robustly over the first half of 1996. During this period, interest rates were pushed higher as the financial markets had to consider the threat of future inflation.

   By late summer, the consensus view on Wall Street shifted once again as signs of more moderate economic growth became increasingly more apparent and concerns over inflation declined. These signs of a slower economy allowed interest rates to fall for the remainder of the reporting period. In total, the yield on the bell weather 30-year Treasury bond ranged from as low as 5.95% to high as 7.19% over the last twelve months. Despite all these market gyrations, the "long bond" finished the reporting period at 6.64%--only 35 basis points higher than where it started one year ago.

Portfolio Review

  Despite a challenging bond market environment, the Fund posted outstanding results over this latest reporting cycle. For the twelve-month period ended October 31, 1996, the Fund's class A shares provided a total return of 13.75% and class B shares returned 12.84%. These results compare very favorably with the Lehman Brothers Aggregate Bond Index return of 5.85% over the same period. All of these returns assume reinvestment of any distributions, but exclude the effect of sales charges.

   The Fund's strong performance over the latest reporting period can be attributed primarily to its holdings in the emerging markets and corporate high-yield sectors as well as its commercial and non-agency residential mortgage- backed exposure. Although often overlooked by many bond investors, our focus on taxable municipal securities also enhanced the Fund's overall results. As of October 31, 1996, the Fund had an average credit quality of "BBB" and its average duration was 4.96 years.

Outlook

  As we move closer to year-end, we are pleased to see that much of the pessimism that has afflicted the bond market during 1996 appears to have subsided. Although concerns over inflation are still present, the latest economic data suggests that we could see a slower economy going forward. If this outlook is correct, it will be a welcome relief for the fixed-income market.

   Looking ahead, we have not made any drastic modifications to the Fund's sector strategy. As a result of an improving real estate market and growing institutional investor demand, we still favor commercial mortgage-backed securities relative to investment-grade corporates. Non-agency residential mortgage-backed securities also look attractive versus agency mortgage-backed securities, as they offer a significant yield advantage. We continue to maintain our exposure to the taxable municipal sector as well as Treasuries. Lastly, despite the extended rally in the emerging markets sector, we are finding attractive valuations in countries like Mexico, Argentina, Peru and Venezuela. As always, we will continue to overweight undervalued sectors of the bond market as our primary means of adding value relative to our benchmark, the Lehman Brothers Aggregate Bond Index.

-------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Fund, Inc.
-------------------------------------------------------------------------------

[GRAPHIC]

[LINE CHART]
                    Phoenix             Lehman
                    Multi-Sector        Brothers
                    Fixed Income -      Aggregate
                    Class A             Bond Index*
12/18/89             9525                10000
10/31/90             9704                10503
10/31/91            12378                12164
10/31/92            14125                13359
10/31/93            16605                14946
10/31/94            15845                14397
10/31/95            18036                16650
10/31/96            20516                17624
[/LINE CHART]


Average Annual Total Returns for Periods Ending 10/31/96

                                                      From         From
                                                    Inception    Inception
                                                   12/18/89 to   1/3/92 to
                               1 Year    5 Years    10/31/96     10/31/96
 ---------------------------- --------  --------- ------------- -----------
Class A with 4.75% sales
  charge                        8.31%      9.56%      11.01%       --
 ----------------------------  -------   --------   -----------   ---------
Class A at net asset value     13.75%     10.63%      11.79%       --
 ----------------------------  -------   --------   -----------   ---------
Class B with CDSC               8.84%     --          --            8.98%
 ----------------------------  -------   --------   -----------   ---------
Class B at net asset value     12.84%     --          --            9.28%
 ----------------------------  -------   --------   -----------   ---------
Lehman Brothers Aggregate
  Bond Index*                   5.85%      7.70%       8.64%**      7.11%***
 ----------------------------  -------   --------   -----------   ---------

This chart assumes an initial gross investment of $10,000 made on December 18, 1989 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B shares performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return (since inception 1/3/92) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%-3rd year, 2%-4th and 5th year and 0% thereafter). Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns indicate past performance which is not predictive of future performance.

Foreign investing involves special risks, such as currency fluctuations, less public disclosure as well as economic and political risks.

  *The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers Fixed Income indexes. The index's performance does not include sale charges.

 **Index information from 12/31/89 to 10/31/96.

***Index information from 12/31/91 to 10/31/96.

-------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Fund, Inc.
-------------------------------------------------------------------------------

                       INVESTMENTS AT OCTOBER 31, 1996

                                                 STANDARD
                                                 & POOR'S      PAR
                                                  RATING      VALUE
                                               (Unaudited)    (000)        VALUE
                                               ------------  --------- --------------
U.S. GOVERNMENT AND AGENCY SECURITIES--13.2%
U.S. Treasury Bonds--4.1%
U.S. Treasury Bonds
  6.50%, '06 (g)                                    AAA      $ 3,450    $ 3,485,573
U.S. Treasury Bonds WI
  6.50%, '26 (f)                                    AAA        2,000      2,006,000
U.S. Treasury Bonds
  6.75%, '26                                        AAA        7,250      7,328,445
                                                                         -----------
                                                                         12,820,018
                                                                         -----------
U.S. Treasury Notes--7.7%
U.S. Treasury Notes
  5.875%, '98                                       AAA        4,000      4,011,244
U.S. Treasury Notes WI 5.875%, '99 (f)              AAA        4,750      4,748,100
U.S. Treasury Notes
  6.25%, '01                                        AAA       14,125     14,224,299
U.S. Treasury Notes
  5.75%, '03                                        AAA        1,000        974,720
                                                                         -----------
                                                                         23,958,363
                                                                         -----------
Agency Mortgage-Backed Securities--1.4%
FHLMC 9%, '04                                       AAA           28         27,711
FHLMC 7.50%, '18                                    AAA          338        340,265
FHLMC 8.75%, '20                                    AAA          399        407,412
FNMA 7%, '07                                        AAA          254        249,579
FNMA 8.70%, '16                                     AAA          794        819,895
FNMA 6.65%, '17                                     AAA        1,000        994,569
FNMA 6.50%, '18                                     AAA        1,000        989,469
FNMA 7%, '21                                        AAA          550        539,632
                                                                         -----------
                                                                          4,368,532
                                                                         -----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
(Identified cost $40,733,511)                                            41,146,913
                                                                         -----------
NON-CONVERTIBLE BONDS--49.4%
Asset-Backed Securities--7.1%
Airplanes Pass Through Trust 1D 10.875%, '19         BB        4,780      5,186,300
Green Tree Financial Corp. 93-2, B 8%, '18        Baa(c)       5,000      5,165,625
Green Tree Financial Corp. 94-1, B2 7.85%, '19
  (g)                                             Baa(c)       2,000      2,028,125
Green Tree Financial Corp. 96-3, B1 7.70%, '27     BBB+        2,600      2,630,469
Green Tree Financial Corp. 7.85%, '27               AA-        5,000      5,121,875
National Car Rental 96-1, A2 144A 6.80%, '00
  (b)                                               A(c)       2,000      2,011,875
                                                                         -----------
                                                                         22,144,269
                                                                         -----------
Chemical--0.8%
ISP Holdings, Inc. 144A 9%, '03 (b)                  B+      $ 2,500    $ 2,518,750
                                                                         -----------
Containers--0.7%
US Can Corp. 144A 10.125%, '06 (b)                    B        2,000      2,065,000
                                                                         -----------
Hospital Management & Services--0.9%
Tenet Healthcare Corp. 9.625%, '02                   BB        2,500      2,743,750
                                                                         -----------
Insurance--1.9%
Middletown Trust Notes Series C, PIK interest
  capitalization, 11.75%, '10 (e)                    A+        1,600      6,071,360
                                                                         -----------
Non-Agency Mortgage-Backed Securities--29.5%
Bear Stearns Mortgage Sec., Inc. 95-1, 1B3
  144A 6.4812%, '10 (b)                              NR          664        553,672
DLJ Mortgage Acceptance 94-M11, B1 8.10%,
  '04 (g)                                         Baa(c)       5,000      5,057,812
Equitable Life 174 C1 144A 7.52%, '09 (b)           A(c)       1,000      1,020,312
Equitable Life 174 D1 144A 7.77%, '09 (b)(g)      Baa(c)       4,000      4,077,500
FDIC REMIC 94-C1, 2D 8.70%, '25 (g)                 A(c)       7,000      7,293,125
Fund America Structured Trust 96-1, A 144A 0%,
  '26 (b)                                         Baa(c)       3,000      2,163,750
General Electric 96-8, 2A5 7.50%, '26               AAA        3,666      3,607,372
Kidder Peabody Acceptance Corp. 93-M3, D
  6.50%, '25                                      Baa(c)       2,147      2,028,915
Merrill Lynch Mortgage, Inc. 95-C2, C 7.79%,
  '21                                               A(c)       1,237      1,265,504
Morgan Stanley Capital I 96-WF1, C 144A 6.59%,
  '06 (b)                                           A(c)       3,350      3,214,953
Norwest Asset Securities Corp. 96-3, B2 7.25%,
  '26                                             BBB(c)       2,185      2,077,515
Norwest Asset Securities Corp. 96-3, B1 7.25%,
  '26                                               A(c)       3,499      3,403,826
Prudential Home Mortgage 93H, B2 144A 6.759%,
  '08 (b)                                          Aa(c)       3,000      2,936,699

                      See Notes to Financial Statements
                                                                               3

------------------------------------------------------------------------------
PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
-------------------------------------------------------------------------------
                                                 STANDARD
                                                 & POOR'S      PAR
                                                  RATING      VALUE
                                               (Unaudited)    (000)        VALUE
                                               ------------  --------- --------------

Non-Agency Mortgage-Backed Securities--continued
Prudential Home Mortgage 93-H, B4 144A 6.759%,
  '08 (b)                                         Baa(c)      $4,907    $  4,686,246
Prudential Home Mortgage 93-L, 3B2 144A
  6.641%, '23 (b)                                    NR        4,770       4,641,806
Prudential Home Mortgage 95-F, B1 144A 6.625%,
  '24 (b)                                          Ba(c)       1,237         975,364
Residential Asset Securitization Trust
  96-A8, C2 8%, '26                                 AAA        5,000       5,084,375
Residential Funding Mortgage 93-S29, M3 7%,
  '08                                             BBB(c)         578         552,944
Resolution Trust Corp. 92-C8, D 8.835%, '23        BBB-        4,367       4,515,837
Resolution Trust Corp. 92-C3, B 9.05%, '23           AA        3,309       3,396,243
Resolution Trust Corp. 93-C3, A4 6.55%, '24
  (g)                                             Aaa(c)         793         791,360
Resolution Trust Corp. 94-C2, D 8%, '25             BBB        5,234       5,338,201
Resolution Trust Corp. 94-C1, D 8%, '26             BBB        6,773       6,827,939
Resolution Trust Corp. 95-C2, C 7%, '27             A(c)       2,849       2,776,408
Resolution Trust Corp. 95-1, C2 7.50%, '28          BBB        3,416       3,405,670
Ryland Mortgage Security Corp. III 92-A, 1A
  8.33%, '30                                         A-          384         383,802
Structured Asset Securities Corp. 93-C1, B
  6.60%, '24                                         A+        5,000       4,728,437
Structured Asset Securities Corp. 95-C1, B
  7.375%, '24                                        AA        5,344       5,367,380
                                                                         -----------
                                                                          92,172,967
                                                                         -----------
Oil & Gas--0.3%
Forcenergy, Inc. 9.50%, '06                           B        1,000       1,013,750
                                                                         -----------
Oil Service & Equipment--1.5%
Noble Drilling Corp. 9.125%, '06                    BB+        4,450       4,705,875
                                                                         -----------
Paper & Forest Products--1.6%
Buckeye Cellulose Corp. 8.50%, '05                  BB-        5,000       4,912,500
                                                                         -----------
Publishing, Broadcasting, Printing
  & Cable--1.3%
Poland Communications, Inc. 144A 9.875%, '03
  (b)                                               BB-        4,000       4,000,000
                                                                         -----------
Retail--Food--0.6%
Rini Rego Supermarkets, Inc. 9.75%, '01              NR        2,000       1,867,500
                                                                         -----------
Retail--Food Service--0.0%
ARA Services, Inc. 10.625%, '00                    BBB-       $   54    $     59,805
                                                                         -----------

Telecommunications Equipment--1.5%
Sprint Spectrum L.P. 11%, '06                        B+        4,800       4,872,000
                                                                         -----------
Utility--Electric--1.7%
California Energy Co. 0%, '04 (e)(g)                 BB        5,000       5,150,000
Rural Electric Cooperative 9.73%, '17               AAA          140         151,278
                                                                         -----------
                                                                           5,301,278
                                                                         -----------
TOTAL NON-CONVERTIBLE BONDS
(Identified cost $150,033,964)                                           154,448,804
                                                                         -----------
FOREIGN NON-CONVERTIBLE BONDS--7.3%
Canada--1.0%
Gulf Canada Resources Ltd. 8.35%, '06               BB+        3,000       3,089,910
                                                                         -----------
Chile--2.0%
CSAV 144A 7.375%, '03 (b)                           BBB        5,000       4,775,000
Petropower Funding 144A 7.36%, '14 (b)              BBB        1,450       1,391,246
                                                                         -----------
                                                                           6,166,246
                                                                         -----------
Colombia--0.8%
Centragas Yankee 144A 10.65%, '10 (b)              BBB-        2,413       2,582,093
                                                                         -----------
Indonesia--0.9%
Asia Pulp & Paper Co. Yankee 11.75%, '05             BB        2,750       2,856,562
                                                                         -----------
Mexico--2.6%
Aerovias De Mexico S.A. 9.75%, '00                   NR        2,000       1,890,000
Aerovias Mexico Euro RG 9.75%, '00                   NR          500         472,500
Coca-Cola Femsa 8.95%, '06                          BB+          500         502,187
Grupo Televisa S.A. 0%,
  '08 (e)                                          Ba(c)       8,375       5,171,563
                                                                         -----------
                                                                           8,036,250
                                                                         -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
(Identified cost $22,333,633)                                             22,731,061
                                                                         -----------
FOREIGN GOVERNMENT SECURITIES--21.0%
Algeria--0.6%
Algeria Tranch A Loans 6.625%-7.3125%, '06 (e)       NR        2,380       1,689,800
                                                                         -----------
Argentina--4.2%
Republic of Argentina Bocon Pro1 M1, PIK
  interest capitalization, 3.515%, '07 (e)           NR        3,500       3,018,750

                      See Notes to Financial Statements
4

------------------------------------------------------------------------------
PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
-------------------------------------------------------------------------------
                                                 STANDARD
                                                 & POOR'S      PAR
                                                  RATING      VALUE
                                               (Unaudited)    (000)        VALUE
                                               ------------  --------- --------------

Argentina--continued
Republic of Argentina Bearer FRB 6.625%,
  '05 (e)                                           BB-      $12,250    $ 10,106,250
                                                                         -----------
                                                                          13,125,000
                                                                         -----------
Brazil--4.9%
Republic of Brazil C Bond, PIK interest
  capitalization, 8%, '14 (e)                        B+       11,014       7,645,746
Republic of Brazil DCB-L Euro 6.563%, '12 (e)        B+       10,700       7,683,937
                                                                         -----------
                                                                          15,329,683
                                                                         -----------
Colombia--0.6%
Republic of Colombia Yankee 7.25%, '04             BBB-        2,000       1,890,000
                                                                         -----------
Mexico--1.5%
United Mexican States 144A 7.688%, '01 (b)(e)     Baa(c)       3,500       3,501,050
United Mexican States Global Bond 11.50%,
  '26                                                BB        1,250       1,248,438
                                                                         -----------
                                                                           4,749,488
                                                                         -----------
Morocco--1.0%
Morocco R&C Agreement Series A 6.438%,
  '09 (e)                                            NR        4,000       3,175,000
                                                                         -----------
Panama--1.5%
Panama PDI 144A, PIK interest capitalization,
  6.75%, '16 (b)(e)                                  NR        6,250       4,648,437
                                                                         -----------
Peru--2.0%
Peru Citibank Non- Performing Loans (d)              NR        2,500       2,887,500
Peru FLIRB WI 3.25%, '49 (e)(f)                      NR        1,500         828,750
Peru Non-Citibank Non- Performing Loans (d)          NR        1,250       1,443,750
Peru PDI WI 4%, '49 (e)(f)                           NR        2,000       1,207,500
                                                                         -----------
                                                                           6,367,500
                                                                         -----------
Poland--1.2%
Poland Discount Euro 6.50%, '24 (e)                BBB-        4,000       3,827,500
                                                                         -----------
Venezuela--3.5%
Banco Central Venezuela NMB B-NP 6.625%,
  '05 (e)                                          Ba(c)       4,750       3,897,969
Banco Central Venezuela NMB B-P 6.625%,
  '05 (e)                                          Ba(c)       1,500       1,230,937
Venezuela--continued
Republic of Venezuela DCB Euro 6.625%, '07 (e)     Ba(c)     $ 2,000    $  1,643,750
Republic of Venezuela Series A NMB 6.75%, '05
  (e)                                              Ba(c)       5,000       4,103,125
                                                                         -----------
                                                                          10,875,781
                                                                         -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified cost $63,140,644)                                             65,678,189
                                                                         -----------
MUNICIPAL BONDS--8.6%
California--1.8%
Fresno Pension Obligation 7.80%, '14                AAA        1,500       1,570,410
Orange County California Pension, A Taxable
  7.67%, '09 (g)                                    AAA        3,750       3,927,413
                                                                         -----------
                                                                           5,497,823
                                                                         -----------
Florida--2.7%
Dade County Florida Ed. Facs. Authority 5.75%,
  '20                                               AAA          990       1,000,662
Palm Beach Waste Revenue Project B Taxable
  10.50%, '11                                        NR        3,750       3,790,237
University Miami Exchange Revenue A 7.65%, '20      AAA        3,510       3,517,547
                                                                         -----------
                                                                           8,308,446
                                                                         -----------
Pennsylvania--3.2%
Pennsylvania Economic Development 9.50%, '12         NR        6,200       5,996,454
Pennsylvania Financial Development 6.75%, '07        NR        4,050       4,151,169
                                                                         -----------
                                                                          10,147,623
                                                                         -----------
Virginia--0.9%
Newport News, Va. Taxable Series B 7.05%, '25       AA-        1,000         951,610
Pittsylvania County Series B 7.65%, '10              NR        1,900       2,033,551
                                                                         -----------
                                                                           2,985,161
                                                                         -----------
TOTAL MUNICIPAL BONDS
(Identified cost $26,259,260)                                             26,939,053
                                                                         -----------
FOREIGN CONVERTIBLE BONDS--0.2%
Mexico--0.2%
Empresas ICA Sociedad Euro Cv. 5%, '04              B(c)         750         513,750
                                                                         -----------
TOTAL FOREIGN CONVERTIBLE BONDS
(Identified cost $512,652)                                                   513,750
                                                                         -----------
TOTAL LONG-TERM INVESTMENTS--99.7%
(Identified cost $303,013,664)                                           311,457,770
                                                                         -----------

                      See Notes to Financial Statements

------------------------------------------------------------------------------
PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
-------------------------------------------------------------------------------

                                      PAR
                                     VALUE
                                     (000)       VALUE
                                    -------- -------------
SHORT-TERM OBLIGATIONS--0.6%
Federal Agency Securities--0.6%
Federal Home Loan
  Mortgage Corp. 5.175%,
  11-19-96                          $1,875   $  1,870,148
                                               -----------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $1,870,148)                    1,870,148
                                               -----------

                                                          VALUE
                                                     ----------------
TOTAL INVESTMENTS--100.3%
(Identified cost $304,883,812)                        $313,327,918(a)
Cash and receivables, less liabilities--(0.3%)            (794,716)
                                                      ---------------
NET ASSETS--100.0%                                    $312,533,202
                                                      ===============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $10,227,346 and gross depreciation of $1,957,564 for income tax purposes. At October 31, 1996, the aggregate cost of securities for federal income tax purposes was $305,058,136. At October 31, 1996, the Fund had capital loss carryforwards aggregating $8,579,546 available to offset future gains and expiring in 2003.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, these securities amounted to a value of $51,763,753 or 16.6% of net assets.

(c)  As rated by Moody's, Fitch, or Duff & Phelp's.

(d)  Non-income producing.

(e) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.

(f)  When issued.

(g)  Segregated as collateral.




                      See Notes to Financial Statements
6

-------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Fund, Inc.
-------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1996

 Assets
Investment securities at value
  (Identified cost $304,883,812)                       $313,327,918
Cash                                                      1,602,999
Receivables
 Investment securities sold                              19,810,261
 Fund shares sold                                           793,048
 Interest                                                 3,562,560
                                                         -----------
  Total assets                                          339,096,786
                                                         -----------
Liabilities
Payables
 Investment securities purchased                         25,171,115
 Fund shares repurchased                                    496,480
 Income distribution payable                                378,796
 Distribution fee                                           156,512
 Investment advisory fee                                    145,254
 Transfer agent fee                                          80,837
 Directors' fee                                               9,966
 Financial agent fee                                          7,923
Accrued expenses                                            116,701
                                                         -----------
  Total liabilities                                      26,563,584
                                                         -----------
Net Assets                                             $312,533,202
                                                         ===========
Net Assets Consist of:
Capital paid in on shares of capital stock             $313,164,748
Distributions in excess of net investment income           (316,094)
Accumulated net realized loss                            (8,759,558)
Net unrealized appreciation                               8,444,106
                                                         -----------
Net Assets                                             $312,533,202
                                                         ===========

Class A
Shares of capital stock outstanding,
  $0.10 par value, 250,000,000 shares authorized
  (Net Assets $169,663,820)                              12,788,178
Net asset value per share                                    $13.27
Offering price per share
  $13.27/(1-4.75%)                                           $13.93

Class B
Shares of capital stock outstanding,
  $0.10 par value, 250,000,000 shares authorized
  (Net Assets $142,869,382)                              10,783,035
Net asset value and offering price per share                 $13.25


                           STATEMENT OF OPERATIONS
                         YEAR ENDED OCTOBER 31, 1996

 Investment Income
Interest                                                  $26,612,919
                                                           ------------
  Total investment income                                  26,612,919
                                                           ------------

Expenses
Investment advisory fee                                     1,696,487
Distribution fee--Class A                                     417,446
Distribution fee--Class B                                   1,414,739
Financial agent fee                                            92,536
Transfer agent                                                478,443
Custodian                                                      73,162
Printing                                                       65,227
Professional                                                   58,565
Registration                                                   39,836
Directors                                                      20,237
Miscellaneous                                                  11,729
                                                           ------------
  Total expenses                                            4,368,407
                                                           ------------
Net investment income                                      22,244,512
                                                           ------------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                            10,341,278
Net change in unrealized appreciation (depreciation)
  on investments                                            5,985,981
                                                           ------------

Net gain on investments                                    16,327,259
                                                           ------------
Net increase in net assets resulting from operations      $38,571,771
                                                           ============


                      See Notes to Financial Statements

-------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Fund, Inc.
-------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended        Year Ended
                                                    October 31, 1996  October 31, 1995
                                                   ----------------   -----------------
From Operations
 Net investment income                                $ 22,244,512       $23,759,674
 Net realized gain (loss)                               10,341,278       (17,445,818)
 Net change in unrealized appreciation
  (depreciation)                                         5,985,981        31,680,763
                                                       -----------        -----------
 Increase in net assets resulting from operations       38,571,771        37,994,619
                                                       -----------        -----------
From Distributions to Shareholders
 Net investment income--Class A                        (12,387,209)      (12,901,571)
 Net investment income--Class B                         (9,458,214)      (10,373,226)
                                                       -----------        -----------
 Decrease in net assets resulting from
  distributions to shareholders                        (21,845,423)      (23,274,797)
                                                       -----------        -----------
From Share Transactions
Class A
 Proceeds from sales of shares (5,502,177 and
  2,352,653 shares, respectively)                       70,788,640        28,484,405
 Net asset value of shares issued from
  reinvestment of distributions (587,270 and
  654,268 shares, respectively)                          7,517,879         7,837,803
 Cost of shares repurchased (6,751,478 and
  4,039,172 shares, respectively)                      (86,500,171)      (48,234,621)
                                                       -----------        -----------
Total                                                   (8,193,652)      (11,912,413)
                                                       -----------        -----------
Class B
 Proceeds from sales of shares (1,249,907 and
  887,773 shares, respectively)                         16,054,776        10,692,887
 Net asset value of shares issued from
  reinvestment of distributions (275,807 and
  308,741 shares, respectively)                          3,526,914         3,693,059
 Cost of shares repurchased (2,226,264 and
  2,844,501 shares, respectively)                      (28,475,995)      (33,893,205)
                                                       -----------       -----------
Total                                                   (8,894,305)      (19,507,259)
                                                       -----------       -----------
 Decrease in net assets from share transactions        (17,087,957)      (31,419,672)
                                                       -----------       -----------
 Net decrease in net assets                               (361,609)      (16,699,850)
Net Assets
 Beginning of period                                   312,894,811       329,594,661
                                                       -----------       -----------
 End of period (including distributions in excess
  of net investment income of ($316,094) and
  ($186,415), respectively)                           $312,533,202      $312,894,811
                                                       ===========       ===========

                      See Notes to Financial Statements

------------------------------------------------------------------------------
PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
-------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                                          Class A
                                                ------------------------------------------------------------
                                                                  Year Ended October 31,
                                                  1996         1995         1994        1993        1992
                                               ----------- ------------- ---------------------- -----------
Net asset value, beginning of period              $12.56        $11.94      $14.13      $13.29      $12.81
Income from investment operations
 Net investment income                              0.94          0.96        0.76        1.14        1.24
 Net realized and unrealized gain (loss)            0.72          0.61       (1.35)       1.08        0.50
                                                  -------     -------      -------     -------     -------
  Total from investment operations                  1.66          1.57       (0.59)       2.22        1.74
                                                  -------     -------      -------     -------     -------
Less distributions
 Dividends from net investment income              (0.95)        (0.95)      (0.77)      (1.19)      (1.21)
 Dividends in excess of net investment income         --            --       (0.05)      (0.02)         --
 Dividends from net realized gains                    --            --       (0.63)      (0.17)      (0.05)
 Tax return of capital                                --            --       (0.15)         --          --
                                                  -------     -------      -------     -------     -------
  Total distributions                              (0.95)        (0.95)      (1.60)      (1.38)      (1.26)
                                                  -------     -------      -------     -------     -------
Change in net asset value                           0.71          0.62       (2.19)       0.84        0.48
                                                  -------     -------      -------     -------     -------
Net asset value, end of period                    $13.27        $12.56      $11.94      $14.13      $13.29
                                                  =======     =======      =======     =======     =======
Total return(1)                                    13.75%        13.83%      -4.57%      17.55%      14.11%
Ratios/supplemental data:
Net assets, end of period (thousands)           $169,664      $168,875    $172,966    $176,859    $141,627
Ratio to average net assets of:
 Operating expenses                                 1.07%         1.10%       1.13%       1.29%       1.48%
 Net investment income                              7.56%         8.10%       7.05%       8.27%       9.42%
Portfolio turnover                                   255%          201%        123%        207%        116%

                                                                            Class B
                                                   ----------------------------------------------------------
                                                                                                     From
                                                                                                  Inception
                                                              Year Ended October 31,              1/3/92 to
                                                     1996        1995        1994        1993      10/31/92
                                                  ----------- ---------------------- ----------- -----------
Net asset value, beginning of period                 $12.54      $11.93      $14.10      $13.25     $13.02
Income from investment operations
 Net investment income                                 0.85        0.86        0.68        1.04       0.94
 Net realized and unrealized gain (loss)               0.71        0.61       (1.36)       1.08       0.21
                                                     -------    -------     -------     -------     -------
  Total from investment operations                     1.56        1.47       (0.68)       2.12       1.15
                                                     -------    -------     -------     -------     -------
Less distributions
 Dividends from net investment income                 (0.85)      (0.86)      (0.67)      (1.08)     (0.92)
 Dividends in excess of net investment income            --          --       (0.05)      (0.02)        --
 Dividends from net realized gains                       --          --       (0.63)      (0.17)        --
 Tax return of capital                                   --          --       (0.14)         --         --
                                                     -------    -------     -------     -------     -------
  Total distributions                                 (0.85)      (0.86)      (1.49)      (1.27)     (0.92)
                                                     -------    -------     -------     -------     -------
Change in net asset value                              0.71        0.61       (2.17)       0.85       0.23
                                                     -------    -------     -------     -------     -------
Net asset value, end of period                       $13.25      $12.54      $11.93      $14.10     $13.25
                                                     =======    =======     =======     =======     =======
Total return(1)                                       12.84%      12.96%      -5.21%      16.78%      8.81%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)              $142,869    $144,020    $156,629    $193,064    $82,522
Ratio to average net assets of:
 Operating expenses                                    1.82%       1.85%       1.78%       1.99%      2.18%(3)
 Net investment income                                 6.80%       7.30%       6.46%       7.36%      8.47%(3)
Portfolio turnover                                      255%        201%        123%        207%       116%

(1)Maximum sales charges are not reflected in the total return calculation.
(2)Not annualized
(3)Annualized

                      See Notes to Financial Statements

PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Multi-Sector Fixed Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to maximize current income consistent with the preservation of capital by investing in fixed income securities. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

   A. Security valuation:

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Directors.

   B. Security transactions and related income:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

   C. Income taxes:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

   D. Distributions to shareholders:

   Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

   E. Foreign currency translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction, is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

   F. When-Issued and delayed delivery transactions:

   The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.55% for the first $1 billion of the average daily net assets of the Fund.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $47,017 for Class A shares and deferred sales charges of

PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996 (Continued)

$435,426 for Class B shares for the year ended October 31, 1996. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended October 31, 1996, $1,144,260 was earned by the Distributor and $687,925 was earned by unaffiliated participants.

   As Financial Agent of the Fund, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of the Fund for bookkeeping, administration and pricing services. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended October 31, 1996, transfer agent fees were $478,443 of which PEPCO retained $192,608 which is net of the fees paid to State Street.

   At October 31, 1996, PHL and affiliates held 10,753 Class A shares and 12 Class B shares of the Fund with a combined value of $142,843.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities, excluding short-term securities, for the year ended October 31, 1996, aggregated $763,020,581 and $769,133,714, including $362,845,390 and $375,218,219, of U.S. Government and agency securities, respectively.

4. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 1996, the Fund has decreased undistributed net investment income by $528,768, decreased accumulated net realized loss by $826,396 and decreased capital paid in on shares of capital stock by $297,628.

5. CAPITAL LOSS CARRYOVERS

  For the year ended October 31, 1996, the Fund was able to utilize losses deferred in the prior year against current year capital gains in the amount of $10,737,669.














   This report is authorized for use by other than shareholders only when accompanied or preceded by the delivery of a current prospectus showing the sales charge and other material information.

                        REPORT OF INDEPENDENT ACCOUNTANTS


[LOGOTYPE] PRICE WATERHOUSE LLP                                        [LOGO]


To the Board of Directors and Shareholders of Phoenix Multi-Sector Fixed Income Fund, Inc.

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Multi-Sector Fixed Income Fund, Inc. (the "Fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Boston, Massachusetts
December 13, 1996

PHOENIX MULTI-SECTOR FIXED
INCOME FUND, INC.
101 Munson Street
Greenfield, Massachusetts 01301

Directors
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
David L. Albrycht, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
National Securities & Research Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Legal Counsel
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005-1208

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

Phoenix Multi-Sector Fixed Income Fund, Inc.                       [POSTAGE
P.O. Box 2200                                                       PERMIT]
Enfield, CT 06083-2200                                          Bulk Rate Mail
                                                                 U.S. Postage
                                                                     PAID
                                                                Springfield, MA
                                                                Permit No. 444


[LOGOTYPE] PHOENIX
           DUFF & PHELPS
                                       [DALBAR LOGO]


PDP 660 (12/96)

                 PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.

                          PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits

  (a) Financial Statements
  Included in Part A: Financial Highlights


   Included in Part B: Financial Statements and Notes thereto, and Report of
                       Independent Accountants are included in the Annual Report to Shareholders for the year ended October 31, 1996, incorporated by reference.

  (b) Exhibits:
 1. Articles of Incorporation of the Registrant and amendments thereto, previously filed, filed via Edgar herewith and herein incorporated by reference.
 1.1 Articles of Amendment changing name of Corporation to Phoenix Multi-Sector Fixed Income Fund, Inc., and Articles Supplementary reclassifying shares filed with Post-Effective Amendment No. 8 on February 27, 1995, filed via Edgar herewith and incorporated herein by reference.
 2. By-laws of the Registrant, previously filed, filed via Edgar herewith and herein incorporated by reference.
 3.    Not applicable.
 4. Reference is made to Exhibit 1.1, Articles Supplementary to the Articles of Incorporation reclassifying shares.
 5. Management Agreement between Registrant and National Securities & Research Corporation dated May 14, 1993 filed with Post-Effective Amendment No. 6 on December 30, 1993, filed via Edgar herewith and incorporated herein by reference.
 5.1 Amendment to Management Agreement dated January 1, 1994, filed with Post-Effective Amendment No. 8 on February 27, 1995, filed via Edgar herewith and incorporated herein by reference.
 6. Underwriting Agreement for Class A Shares between Registrant and Phoenix Equity Planning Corporation ("Equity Planning") dated May 14, 1993 filed with Post-Effective Amendment No. 6 on December 30, 1993, filed via Edgar herewith and incorporated herein by reference.
 6.1 Underwriting Agreement for Class B Shares between Registrant and Equity Planning dated May 14, 1993 filed with Post-Effective Amendment No. 6 on December 30, 1993, filed via Edgar herewith and incorporated herein by reference.
 7.    None.
 8. Custodian Contract between Registrant and State Street Bank and Trust Company dated October 14, 1993 filed with Post-Effective Amendment No. 6 on December 30, 1993 and incorporated herein by reference.
 8.1 Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company dated October 17, 1996 filed via Edgar herewith.
 9. Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994, filed with Post-Effective Amendment No. 8 on February 27, 1995, filed via Edgar herewith and incorporated herein by reference.
 9.1 Form of Sales Agreement filed with Post-Effective Amendment No. 6 on December 30, 1993, filed via Edgar herewith and incorporated herein by reference.
 9.2 Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated May 25, 1994, filed with Post-Effective Amendment No. 8 on February 27, 1995, filed via Edgar herewith and incorporated herein by reference.
 9.3 Financial Agent Agreement between Registrant and Phoenix Duff & Phelps Corporation dated
       December 11, 1996, filed via Edgar herewith.
10. Opinion of counsel as to legality of the shares dated February 24, 1995 filed with Post-Effective Amendment No. 8 on February 27, 1995, filed via Edgar herewith and incorporated herein by reference.
11.    Consent of Independent Accountants filed via Edgar herewith.

12.    Not Applicable
13.    None.
14.    None.
15. Distribution Plan for Class A Shares dated May 14, 1993 filed with Post-Effective Amendment No. 6 on December 30, 1993, filed via Edgar herewith and incorporated herein by reference.
15.1 Distribution Plan for Class B Shares dated May 14, 1993 filed with Post-Effective Amendment No. 6 on December 30, 1993, filed via Edgar herewith and incorporated herein by reference.
16. Schedule for computation of yield and effective yield quotations, filed with Post-Effective Amendment No. 8 on February 27, 1995, filed via Edgar herewith and incorporated herein by reference.
17.    Financial Data Schedule filed herewith and reflected on EDGAR as
       Exhibit 27.
18. Rule 18f-3 Dual Distribution Plan effective November 15, 1995 via Edgar with Post-Effective Amendment No. 9 and incorporated herein by reference.
18.1 Amended and Restated Plan Pursuant to Rule 18f-3 effective November 1, 1995 filed via Edgar herewith.
18.2 Amended and Restated Plan Pursuant to Rule 18f-3 effective November 1, 1996 filed via Edgar herewith.
19. Powers of Attorney for Ms. Curtiss and Messrs. Blinn, Chesek, Conroy, Dalzell-Payne, Jeffries, Keith, Morris, Oates, Pedersen, Reynolds, Roth, Segerson and Weicker filed via Edgar herewith.


Item 25. Persons Controlled by or Under Common Control With Registrant
  No person is controlled by, or under common control with, the Registrant.

Item 26. Number of Holders of Securities

  As of December 31, 1996, the number of record holders of each class of securities of the Registrant was as follows:

                                                     Number of
Title of Class                                     Record-holders
----------------------------------------------     --------------
Common Stock--Class A                                  7,529
Common Stock--Class B                                  5,530


Item 27. Indemnification
  Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceeding against a present or former director, officer, agent, or employee of the Registrant (a "corporation representative"), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporation representative against expenses, including attorney's fees and judgments, fines, and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and
(ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

  The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Reference is made to
Article VI of Registrant's Articles of Incorporation, Article VI of Registrant's By-laws and Section 2-418 of the Maryland General Corporation Law.

Item 28. Business and Other Connections of Investment Adviser
  See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Directors and Officers" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment.

  The directors and officers of National Securities & Research Corporation (the "Adviser") and their business and other connections are as follows:


                              Position with Investment
            Name              Adviser                                Other Vocation or Employment
----------------------------  ---------------------------  --------------------------------------------------
Michael E. Haylon             Director and President       Executive Vice President--Investments, Phoenix
                                                           Duff & Phelps Corporation. Director and
                                                           President, Phoenix Investment Counsel, Inc.
                                                           Director, Phoenix Equity Planning Corporation.
                                                           Executive Vice President, Phoenix Funds and
                                                           Phoenix-Aberdeen Series Fund. Vice President,
                                                           Phoenix Duff & Phelps Institutional Mutual
                                                           Funds. Senior Vice President, Securities
                                                           Investments, Phoenix Home Life Mutual Insurance
                                                           Company.

Philip R. McLoughlin          Director and Chairman        Director, Vice Chairman and Chief Executive
                                                           Officer, Phoenix Duff & Phelps Corporation.
                                                           Director and Executive Vice President,
                                                           Investments, Phoenix Home Life Mutual Insurance
                                                           Company. Director and Chairman, Phoenix
                                                           Investment Counsel, Inc. Director and President,
                                                           Phoenix Equity Planning Corporation.
                                                           Director/Trustee and President, Phoenix Funds.
                                                           Trustee and President, Phoenix Duff & Phelps
                                                           Institutional Mutual Funds and Phoenix-Aberdeen
                                                           Series Fund. Director and Executive Vice
                                                           President, Phoenix Life and Annuity Company and
                                                           PHL Variable Insurance Company. Director,
                                                           Phoenix Realty Group, Inc., Phoenix Realty
                                                           Advisors, Inc., Phoenix Realty Investors, Inc.,
                                                           Phoenix Realty Securities, Inc., Phoenix
                                                           Founders, Inc., and World Trust Fund. Trustee,
                                                           Duff & Phelps Utilities Tax-Free Income Inc. and
                                                           Duff & Phelps Utility and Corporate Bond Trust
                                                           Inc. Director and Vice President, PM Holdings,
                                                           Inc. Director, W.S. Griffith & Co., Inc.,
                                                           Phoenix Charter Oak Trust Company and Worldwide
                                                           Phoenix Offshore, Inc.

David R. Pepin                Director                     Executive Vice President and Director , Phoenix
                                                           Duff & Phelps Corporation. Director, Phoenix
                                                           Investment Counsel, Inc. Managing Director,
                                                           Phoenix-Aberdeen International Advisors, LLC.
                                                           Director and Executive Vice President, Mutual
                                                           Fund Sales and Operations, Phoenix Equity
                                                           Planning Corporation. Executive Vice President,
                                                           Phoenix Funds, Phoenix Duff & Phelps
                                                           Institutional Mutual Funds and Phoenix-Aberdeen
                                                           Series Fund. Vice President, Phoenix Home Life
                                                           Mutual Insurance Company.

                                       C-3

William J. Newman             Executive Vice President    Executive Vice President and Chief Investment
                              and Chief Investment        Strategist, Phoenix Investment Counsel, Inc.
                              Strategist                  Senior Vice President, The Phoenix Edge Series
                                                          Fund, Phoenix Income and Growth Fund, Phoenix
                                                          Multi-Portfolio Fund, Phoenix Series Fund,
                                                          Phoenix Strategic Allocation Fund, Inc., Phoenix
                                                          Strategic Equity Series Fund, Phoenix Worldwide
                                                          Opportunities Fund, Phoenix-Aberdeen Series
                                                          Fund, Phoenix Duff & Phelps Institutional Mutual
                                                          Funds. Vice President, Common Stock and Chief
                                                          Investment Strategist, Phoenix Home Life Mutual
                                                          Insurance Company.

William R. Moyer              Senior Vice President,      Senior Vice President and Chief Financial
                              Chief Financial Officer     Officer, Phoenix Duff & Phelps Corporation.
                              and Treasurer               Senior Vice President, Chief Financial Officer
                                                          and Treasurer, Phoenix Investment Counsel, Inc.
                                                          Senior Vice President and Chief Financial
                                                          Officer, Phoenix Equity Planning Corporation.
                                                          Vice President, Phoenix Funds, Phoenix Duff &
                                                          Phelps Institutional Mutual Funds, and Phoenix-
                                                          Aberdeen-Series Fund. Senior Vice President,
                                                          Chief Financial Officer and Treasurer, W.S.
                                                          Griffith and Co., Inc. Vice President,
                                                          Investment Products, Phoenix Home Life Mutual
                                                          Insurance Company.

Rosemary T. Strekel           Senior Vice President and   Senior Vice President and Managing Director,
                              Managing Director, Private  Private Placements, Phoenix Investment Counsel,
                              Placements                  Inc. Vice President, Phoenix Home Life Mutual
                                                          Insurance Company.

Eugene A. Charon              Vice President and          Vice President and Controller, Phoenix
                              Controller                  Investment Counsel, Inc. and Phoenix Equity
                                                          Planning Corporation.

Thomas N. Steenburg           Vice President, Counsel     Vice President, Counsel and Secretary, Phoenix
                              and Secretary               Duff & Phelps Corporation, Phoenix Investment
                                                          Counsel, Inc. and Phoenix Equity Planning
                                                          Corporation.

David L. Albrycht             Managing Director, Fixed    Managing Director, Fixed Income, Phoenix
                              Income                      Investment Counsel, Inc. Vice President, Phoenix
                                                          Multi-Portfolio Fund, Phoenix Multi-Sector Fixed
                                                          Income Fund and Phoenix Multi-Sector Short Term
                                                          Bond Fund. Portfolio Manager, Phoenix Home Life
                                                          Mutual Insurance Company.

Michael K. Arends             Managing Director,          Managing Director, Phoenix Investment Counsel,
                              Equities                    Inc. Vice President, Phoenix Series Fund and
                                                          Phoenix Strategic Equity Series Fund. Portfolio
                                                          Manager, Phoenix Home Life Mutual Insurance
                                                          Company.

Curtiss O. Barrows            Managing Director, Fixed    Managing Director, Phoenix Investment Counsel,
                              Income                      Inc. Vice President, Phoenix Series Fund,
                                                          Phoenix Multi-Portfolio Fund, The Phoenix Edge
                                                          Series Fund. Portfolio Manager, Public Bonds,
                                                          Phoenix Home Life Mutual Insurance Company.

                                       C-4

Sandra L. Becker              Managing Director, Private  Managing Director, Private Placements, Phoenix
                              Placements                  Investment Counsel, Inc. Managing Director,
                                                          Venture Capital and Private Placements, Phoenix
                                                          Home Life Mutual Insurance Company.

David Byerly                  Managing Director, Fixed    Managing Director, Fixed Income, Phoenix
                              Income                      Investment Counsel, Inc.

Mary E. Canning               Managing Director and       Managing Director and Investment Strategist,
                              Investment Strategist,      Equities, Phoenix Investment Counsel, Inc. Vice
                              Equities                    President, Phoenix Series Fund, The Phoenix Edge
                                                          Series Fund and Phoenix Strategic Allocation
                                                          Fund, Inc. Associate Portfolio Manager, Common
                                                          Stock, Phoenix Home Life Mutual Insurance
                                                          Company.

Paul M. Chute                 Managing Director, Private  Managing Director, Private Placements, Phoenix
                              Placements                  Investment Counsel, Inc. Managing Director,
                                                          Investment Department, Phoenix Home Life Mutual
                                                          Insurance Company.

Nelson Correa                 Managing Director, Private  Managing Director, Private Placements, Phoenix
                              Placements                  Investment Counsel, Inc. Managing Director,
                                                          Private Placements, Phoenix Home Life Mutual
                                                          Insurance Company.

Jeanne H. Dorey               Managing Director,          Managing Director, Equities, Phoenix Investment
                              Equities                    Counsel, Inc. Vice President, The Phoenix Edge
                                                          Series Fund, Phoenix Multi-Portfolio Fund and
                                                          Phoenix Worldwide Opportunities Fund. Portfolio
                                                          Manager, International, Phoenix Home Life Mutual
                                                          Insurance Company.

Van Harissis                  Managing Director,          Managing Director, Equities, Phoenix Investment
                              Equities                    Counsel, Inc. Vice President, Phoenix Series
                                                          Fund and The Phoenix Edge Series Fund. Senior
                                                          Portfolio Manager, Howe & Rusling, Inc.

Richard C. Harland            Managing Director,          Managing Director, Equities, Phoenix Investment
                              Equities                    Counsel, Inc. Portfolio Manager, Phoenix Home
                                                          Life Mutual Insurance Company. Senior
                                                          Institutional Portfolio Manager, Managing
                                                          Director, J & W Seligman & Co.

Christopher J. Kelleher       Managing Director, Fixed    Managing Director, Fixed Income, Phoenix
                              Income                      Investment Counsel, Inc. Vice President, Phoenix
                                                          Series Fund, The Phoenix Edge Series Fund,
                                                          Phoenix Duff & Phelps Institutional Mutual
                                                          Funds. Portfolio Manager, Public Bonds, Phoenix
                                                          Home Life Mutual Insurance Company.

Thomas S. Melvin, Jr.         Managing Director,          Managing Director, Equities, Phoenix Investment
                              Equities                    Counsel, Inc. Vice President, Phoenix
                                                          Multi-Portfolio Fund and Phoenix Duff & Phelps
                                                          Institutional Mutual Funds. Portfolio Manager,
                                                          Common Stock, Phoenix Home Life Mutual Insurance
                                                          Company.

C. Edwin Riley, Jr.           Managing Director,          Managing Director, Equities, Phoenix Investment
                              Equities                    Counsel, Inc. Vice President, Phoenix Series
                                                          Fund, The Phoenix Edge Series Fund, Phoenix
                                                          Strategic Allocation Fund, Inc. Director of
                                                          Equity Management, NationsBanc.

                                       C-5

Amy L. Robinson               Managing Director, Equity   Managing Director, Equity Trading, Phoenix
                              Trading                     Investment Counsel, Inc. Vice President, The
                                                          Phoenix Edge Series Fund and Phoenix Series
                                                          Fund. Managing Director, Securities
                                                          Administration, Phoenix Home Life Mutual
                                                          Insurance Company.

James D. Wehr                 Managing Director, Fixed    Managing Director, Fixed Income, Phoenix
                              Income                      Investment Counsel, Inc. Vice President, The
                                                          Phoenix Edge Series Fund, Phoenix Series Fund,
                                                          Phoenix Multi-Portfolio Fund, Phoenix California
                                                          Tax-Exempt Bonds, Inc. and Phoenix Duff & Phelps
                                                          Institutional Mutual Funds. Managing Director,
                                                          Public Fixed Income, Phoenix Home Life Mutual
                                                          Insurance Company.

Matthew Considine             Director, Equity Research   Director, Equity Research, Phoenix Investment
                                                          Counsel, Inc. Vice President, Phoenix
                                                          Multi-Portfolio Fund.

Timothy M. Heaney             Director, Fixed Income      Director, Fixed Income Research, Phoenix
                              Research                    Investment Counsel, Inc. Vice President, Phoenix
                                                          Multi-Portfolio Fund and Phoenix California Tax
                                                          Exempt Bonds, Inc.

Peter S. Lannigan             Director, Fixed Income      Director, Fixed Income Research, Phoenix
                              Research                    Investment Counsel, Inc. Vice President, Phoenix
                                                          Multi-Portfolio Fund.

Dorothy J. Skaret             Director, Money Market      Director, Money Market Trading, Phoenix
                              Trading                     Investment Counsel, Inc. Vice President, Phoenix
                                                          Series Fund, The Phoenix Edge Series Fund,
                                                          Phoenix Duff & Phelps Institutional Mutual
                                                          Funds, Phoenix-Aberdeen Series Fund, Phoenix
                                                          Realty Securities, Inc. Director, Public Fixed
                                                          Income, Phoenix Home Life Mutual Insurance
                                                          Company.

George I. Askew               Portfolio Manager,          Portfolio Manager, Equities, Phoenix Investment
                              Equities                    Counsel, Inc.

John M. Hamlin                Portfolio Manager,          Portfolio Manager, Equities, Phoenix Investment
                              Equities                    Counsel, Inc. Vice President, Phoenix Income and
                                                          Growth Fund and Phoenix Series Fund. Portfolio
                                                          Manager, Common Stock, Phoenix Home Life Mutual
                                                          Insurance Company.

David Lui                     Portfolio Manager,          Portfolio Manager, Equities ,Phoenix Investment
                              Equities                    Counsel, Inc. Vice President, Phoenix Worldwide
                                                          Opportunities Fund, Phoenix Multi-Portfolio
                                                          Fund, The Phoenix Edge Series Fund. Associate
                                                          Portfolio Manager, International Portfolios,
                                                          Phoenix Home Life Mutual Insurance Company. Vice
                                                          President, Asian Equities, Alliance Capital
                                                          Management.

  The respective principal addresses of the companies or other entities named above are as follows:


Alliance Capital Management                       1345 Avenue of the Americas
                                                  New York, NY 10105

Duff & Phelps Utilities Tax-Free Income Inc.      55 East Monroe Street
                                                  Chicago, IL 60603

Duff & Phelps Utility and Corporate Bond Trust    55 East Monroe Street
  Inc.                                            Chicago, IL 60603

Howe & Rusling, Inc.                              120 East Avenue
                                                  Rochester, NY 14604

J & W Seligman & Co.                              100 Park Avenue
                                                  New York, NY 10017

NationsBanc                                       One NationsBanc Plaza
                                                  Charlotte, NC 28255

Phoenix-Aberdeen International Advisers LLC       One American Row
                                                  Hartford, CT 06102-5056

PHL Variable Insurance Company                    One American Row
                                                  Hartford, CT 06102-5056

Phoenix-Aberdeen Series Fund                      101 Munson Street
                                                  Greenfield, MA 01301

Phoenix Charter Oak Trust Company                 One American Row
                                                  Hartford, CT 06102-5056

Phoenix Duff & Phelps Corporation                 56 Prospect Street
                                                  P.O. Box 150480
                                                  Hartford, CT 06115-0480

Phoenix Duff & Phelps Institutional Mutual Funds  101 Munson Street
                                                  Greenfield, MA 01301


Phoenix Equity Planning Corporation               100 Bright Meadow Boulevard
                                                  P.O. Box 2200
                                                  Enfield, CT 06083-2200


Phoenix Founders, Inc.                            38 Prospect Street
                                                  Hartford, CT 06115-0479

Phoenix Home Life Mutual Insurance Company        One American Row
                                                  Hartford, CT 06102-5056

Phoenix Investment Counsel, Inc.                  56 Prospect Street
                                                  Hartford, CT 06115-0480

Phoenix Life and Annuity Company                  One American Row
                                                  Hartford, CT 06102-5056

Phoenix Realty Advisors, Inc.                     38 Prospect Street
                                                  Hartford, CT 06115-0479

Phoenix Realty Group, Inc.                        38 Prospect Street
                                                  Hartford, CT 06115-0479

Phoenix Realty Investors, Inc.                    38 Prospect Street
                                                  Hartford, CT 06115-0479

Phoenix Realty Securities, Inc.                   38 Prospect Street
                                                  Hartford, CT 06115-0479

PM Holdings, Inc.                                 One American Row
                                                  Hartford, CT 06102-5056


The Phoenix Funds                                 101 Munson Street
                                                  Greenfield, MA 01301


W.S. Griffith & Co., Inc.                         One American Row
                                                  Hartford, CT 06102-5056


World Trust Fund                                  KREDIETRUST
                                                  Societe Anonyme
                                                  11, rue Aldringen
                                                  L-2690 Luxembourg
                                                  R.C. Luxembourg B 10.750


Worldwide Phoenix Offshore, Inc.                  One American Row
                                                  Hartford, CT 06102-5056


Item 29. Principal Underwriters
  (a) See "The Underwriter" and "How to Buy Shares" in the Prospectus and "The National Distributor" and "Plan of Distribution" in the Statement of Additional Information, both of which are included in this Post-Effective Amendment to the Registration Statement.


  (b)

                             Positions and Offices       Positions and Offices
Name and Principal Address      with Underwriter            with Registrant
--------------------------   ---------------------       ---------------------
Michael E. Haylon           Director                         Executive Vice
56 Prospect St.                                              President
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin        Director and President           Trustee and
56 Prospect St.                                              President
P.O. Box 150480
Hartford, CT 06115-0480

David R. Pepin              Executive Vice President,        Executive Vice
56 Prospect St.             Mutual Fund Sales and            President
P.O. Box 150480             Operations
Hartford, CT 06115-0480

Leonard J. Saltiel          Managing Director,               Vice President
100 Bright Meadow Blvd.     Operations and Service
P.O. Box 1900
Enfield, CT 06083-1900

Paul A. Atkins              Senior Vice President            None
56 Prospect St.             and Sales Manager
P.O. Box 150480
Hartford, CT 06115-0480

Maris L. Lambergs           Senior Vice President,           None
100 Bright Meadow Blvd.     Insurance and Independent
P.O. Box 1900               Division
Enfield, CT 06083-1900

William R. Moyer            Senior Vice President            Vice President
100 Bright Meadow Blvd.     and Chief Financial Officer
P.O. Box 1900
Enfield, CT 06083-1900

John F. Sharry              Managing Director, Mutual        None
100 Bright Meadow Blvd.     Fund Distribution
P.O. Box 1900
Enfield, CT 06083-1900

G. Jeffrey Bohne            Vice President, Mutual           Secretary
101 Munson Street           Fund Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Eugene A. Charon            Vice President and               None
100 Bright Meadow Blvd.     Controller
P.O. Box 1900
Enfield, CT 06083-1900

Nancy G. Curtiss            Vice President and               Treasurer
56 Prospect St.             Treasurer, Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen III         Assistant Vice President,        Vice President
100 Bright Meadow Blvd.     Mutual Fund Regulation
P.O. Box 1900
Enfield, CT 06083-1900

Elizabeth R. Sadowinski     Vice President,                  None
56 Prospect St.             Administration
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg         Vice President, Counsel          Assistant
56 Prospect St.             and Secretary                    Secretary
P.O. Box 150480
Hartford, CT 06115-0480

  (c) Equity Planning received the following commissions or other compensation from the Registrant during the fiscal year ending October 31, 1996:

   Name of      Net Underwriting   Compensation on
  Principal      Discounts and      Redemption and    Brokerage      Other
 Underwriter      Commissions         Repurchase     Commissions  Compensation
-------------   ----------------   ---------------   -----------  ------------
Equity Planning        $47,017              $435,426       $0          $92,536


Item 30. Location of Accounts and Records

  The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Fund, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900, at the offices of Registrant's investment adviser, National Securities & Research Corporation, 56 Prospect Street, Hartford, Connecticut 06115, at the offices of the Fund's Custodian, State Street Bank and Trust Company, P.O. Box 8301, Boston, Massachusetts 02266-8301, and at the offices of the Transfer Agent, Financial Agent and Principal Underwriter, Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900.


Item 31. Management Services
  Not applicable.

Item 32. Undertakings
  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and State of Connecticut on the 24th day of February, 1997.


PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.

ATTEST: /s/ Thomas N. Steenburg            By: /s/ Philip R. McLoughlin
            Thomas N. Steenburg                    Philip R. McLoughlin
            Assistant Secretary                    President


  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated, on the 24th day of February, 1997.


          Signature               Title
-----------------------------     -----


-----------------------------
Duane Blinn*                      Director



-----------------------------
Robert Chesek*                    Director


-----------------------------
E. Virgil Conway*                 Director



-----------------------------
Nancy G. Curtiss*                 Treasurer
                                  (Principal Financial and Accounting Officer)



-----------------------------
Harry Dalzell-Payne*              Director



-----------------------------
Francis E. Jeffries*              Director



-----------------------------
Leroy Keith, Jr.*                 Director


/s/ Philip R. McLoughlin          President and Director
-----------------------------     (Principal Executive Officer)
    Philip R. McLoughlin



-----------------------------
Everett L. Morris*                Director



-----------------------------
James M. Oates*                   Director



-----------------------------
Calvin J. Pedersen*               Director



-----------------------------
Philip R. Reynolds*               Director


-----------------------------
Herbert Roth, Jr.*                Director

-----------------------------
Richard E. Segerson*              Director



-----------------------------
Lowell P. Weicker, Jr.*           Director


/s/ Philip R. McLoughlin          President and Director
-----------------------------     (Principal Executive Officer)
    Philip R. McLoughlin


* Philip R. McLoughlin, attorney-in-fact pursuant to powers of attorney filed herewith.

                                       S-2